united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund
(CTVAX, CTVCX, CTVIX)
Catalyst Insider Buying Fund
(INSAX, INSCX, INSIX)
Catalyst IPOx Allocation Fund
(OIPAX, OIPCX, OIPIX)
Catalyst Dynamic Alpha Fund
(CPEAX, CPECX, CPEIX)
Catalyst Buyback Strategy Fund
(BUYAX, BUYCX, BUYIX)
Catalyst/Groesbeck Growth of Income Fund
(CGGAX, CGGCX, CGGIX)
Catalyst/Lyons Tactical Allocation Fund
(CLTAX, CLTCX, CLTIX)
Catalyst/MAP Global Equity Fund
(CAXAX, CAXCX, CAXIX)
Catalyst MLP & Infrastructure Fund
(MLXAX, MLXCX, MLXIX)

June 30, 2018

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1

Portfolios of Investments	Page 39

Statements of Assets and Liabilities	Page 59

Statements of Operations	Page 61

Statements of Changes in Net Assets	Page 63

Financial Highlights	Page 66

Notes to Financial Statements	Page 84

Report of Independent Registered Public Accounting Firm	Page 96

Supplemental Information	Page 97

Expense Example	Page 111

Privacy Notice	Page 112

June 30, 2018

Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX, CTVIX)

(Unaudited)

Dear Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks where the corporate insiders are buying their own company’s stock in a significant manner. During FY 2018, the Fund achieved double digit returns and handily outperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. We are pleased with the performance of the strategy over the past year and we are encouraged to see persistent insider buying during the first half of 2018. We have positioned the Fund in the best signals of the small-cap insider buying strategy and are confident in the long-term potential of the Fund.

The Fund generated positive returns in every quarter of the trailing year and we are optimistic about the upcoming year as the current economic environment bodes well for small-cap U.S. companies compared to their large-cap peers. First, a strong U.S. economy combined with struggling overseas economies and a strengthening USD, favors small-cap companies as they tend to be more domestically oriented and generate most of their revenue in the U.S. Second, a number of geopolitical risks could escalate in the coming year as there is a rising threat of a trade war, the Brexit looms, and there is political volatility in Eurozone countries. Against this backdrop, U.S. small-cap companies should be better insulated from these risks, particularly the risk of a prolonged trade war, compared to large-cap multinationals that rely more heavily on foreign revenue streams.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Small-Cap Insider Buying Fund outperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks during FY 2018. The Fund’s performance includes relative outperformance from holdings in the information technology and health care sectors and relative underperformance from holdings in the industrials and consumer discretionary sectors.

During the past year, the Fund had its largest allocations within the information technology, financials and consumer discretionary sectors as all three exhibited substantial insider buying signals. We are pleased with the performance of the companies that have exhibited the most compelling insider activity within these sectors, and in particular, the holdings within the information technology sector which significantly outperformed both the Russell 2000 Total Return Index and S&P 500 Total Return Index Benchmarks during the trailing year. Additionally, despite a slightly underweight positioning within the health care sector, a select number of pharma/health care supplier stocks produced outsized returns, adding to the Fund’s outperformance relative to its benchmarks.

The Fund’s total returns for the fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Index were as follows:

	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(07/31/06-06/30/18)(3)
Class A without sales charge	20.27%	5.82%
Class A with sales charge	13.37%	5.29%
Class C	19.36%	5.07%
Class I (Inception Date – 03/27/09)	20.53%	10.84%
Russell 2000 Total Return Index (1)	17.57%	8.90%
S&P 500 Total Return Index (2)	14.37%	8.84%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Total Return Index over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3756-NLD-7/31/2018

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	20.27%	5.25%	8.70%	5.82%
Class A with load	13.37%	4.01%	8.06%	5.29%
Class C	19.36%	4.46%	7.94%	5.07%
Class I	20.53%	5.50%	N/A	10.84%
Russell 2000 Value Total Return Index(a)	17.57%	12.46%	10.60%	8.90%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.16% for Class A, 2.91% for Class C and 1.91% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Banks	22.3%
Internet	13.0%
Healthcare Products	10.3%
Software	9.1%
Miscellaneous Manufacturing	6.7%
Leisure Products	4.9%
Energy-Alternate Sources	4.6%
Savings & Loans	4.6%
Advertising	4.6%
Electronics	4.4%
Other/Cash & Equivalents	15.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)

(Unaudited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. During FY 2018, the Fund achieved double-digit returns and handily outperformed the S&P 500 Total Return Index (1) benchmark. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. We are pleased with the performance of the strategy over the past year and we are encouraged to see persistent insider buying during the first half 2018. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund outperformed its S&P 500 Total Return Index benchmark during FY 2018. The Fund’s performance includes relative outperformance from holdings in the health care and consumer discretionary sectors and relative underperformance in the energy sector due to an underweight allocation to energy stocks.

In the second half of 2017, expanding corporate profits and high expectations for tax reform helped propel the equity market to all-time highs. With the ascent of the market, equity valuations also climbed higher. Despite a market that is driven by a narrow group of stocks that are being pushed to record valuations, there are still companies that are trading at reasonable valuations and whose corporate insiders believe that their share prices are undervalued. We focused on the companies that have the highest quality earnings growth potential and revenue growth potential. This focus positioned the Fund’s heaviest allocations within the information technology, health care, and consumer discretionary sectors. The heavier allocation to information technology stocks over the past year breaks the pattern of the prior three years, where insider buying signals were scarce amongst information technology stocks.

Heading into the first half of 2018, the market wobbled in early February on worries that an increasing fiscal deficit would create a more hawkish Fed. Additionally, multiple index heavyweight tech stocks were impacted from negative headlines early in the year as there was a data breach at Facebook and the President posted negative tweets about Amazon. The Fund was largely insulated from the negative headlines because many of the index heavyweights do not exhibit insider buying and the Fund has no direct exposure to them. In the first quarter 2018, during this market turbulence, the Fund’s I-Share (INSIX) returned 7.36% compared to -0.76% for the S&P 500 Total Return Index. We believe that investing in companies whose insiders believe their own shares are undervalued potentially provides a layer of protection during market drawdowns because they may be less susceptible to valuation compression compared to their multiple-stretched peers.

The Fund’s total returns for the fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 Total Return Index(1) were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/18)	(07/29/11)(2)
Class A	19.86%	11.70%
Class C	19.01%	11.25%
Class I (Inception Date – 6/6/14)	20.17%	5.33%
S&P 500 Total Return Index (1)	14.37%	13.73%
Class A with Sales Charge	12.99%	10.75%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3753-NLD-7/31/2018

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	19.86%	9.03%	11.70%
Class A with load	12.99%	7.75%	10.75%
Class C	19.01%	8.22%	11.25%
Class I	20.17%	N/A	5.33%
S&P 500 Total Return Index(a)	14.37%	13.42%	13.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.50% for Class A, 2.25% for Class C and 1.25% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	22.3%
Software	20.7%
Healthcare-Products	14.3%
Internet	10.7%
Machinery-Diversified	5.0%
Aerospace/Defense	5.0%
Healthcare-Services	4.8%
Retail	4.1%
Pharmaceuticals	4.1%
Energy-Alternate Sources	3.4%
Other/Cash & Equivalents	5.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst IPOX Allocation Fund (OIPAX, OIPCX, OIPIX)

(Unaudited)

Dear Shareholders,

The Catalyst IPOX Allocation Fund seeks to offer investors the opportunity to exploit the potential excess returns from investing in IPOs. The Fund invests in common stocks of companies listed on the IPOX U.S. 100 Index and newly listed public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund’s portfolio has two components: Core Long Component and Dynamic Component, each utilizing a distinct investment strategy. The Core Long Component invests assets so as to replicate the IPOX U.S. 100 Index, which measures the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The Dynamic Component invests assets in approximately 30-70 IPOs that are not included in the Core Long Component that are valued attractively relative to their price to sales multiple.

Fund Performance

For the period 06/30/2017 – 06/30/2018, the Catalyst IPOX Allocation Fund returned +21.20% (OIPIX) and significantly outperformed its S&P 500 Total Return Index benchmark by +683 basis points. The strong performance was driven by both parts of the strategy, including 1) the Core Long Component which seeks to replicate the performance of the IPOX U.S. 100 Total Return Index, as well as 2) the Dynamic Component, which focuses on active deal flow opportunities and involves syndicate access to respective new issues.

During the time period, 222 new listings were launched in the U.S., vs. 165 during the previous time period. Given the underlying strength of the U.S. equity markets, the Fund management team expects continued strong deal flow which should enable it to continue to successfully pursue its investment objective going forward.

The Fund’s total returns for the fiscal year ended 06/30/2018 and since inception period through 06/30/18 as compared to the S&P 500 Total Return Index (1) were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/18)	(09/30/15-06/30/18)[2]
Class A	20.87%	17.42%
Class C	19.86%	16.49%
Class I	21.20%	17.67%
S&P 500 Total Return Index	14.37%	15.86%
Class A with Sales Charge	13.88%	14.91%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We are confident in the long-term potential of the strategy and the Fund, particularly after the strong performance during FY 2018. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst IPOX Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst IPOX Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 09/30/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3751-NLD-7/31/2018

Catalyst IPOx Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	20.87%	17.42%
Class A with load	13.88%	14.91%
Class C	19.86%	16.49%
Class I	21.20%	17.67%
S&P 500 Total Return Index(a)	14.37%	15.86%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 11.94% for Class A, 12.69% for Class C and 11.69% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	13.3%
Internet	11.2%
Biotechnology	10.3%
Software	8.6%
Food	7.3%
Pharmaceuticals	5.2%
Computers	4.9%
Diversified Financial Services	3.7%
Banks	3.6%
Electronics	3.4%
Other/Cash & Equivalents	28.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)

(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds nearly seven years ago to offer our flagship equity investment strategy as a mutual fund, we have produced numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future. The Fund’s total returns through 06/30/18 as compared to the S&P 500 Total Return Index1 are as follows:

	Fiscal Year
Fund vs Index Performance	(06/30/17-06/30/18)	Since Inception (12/22/11-06/30/18)[2]
Class A without sales charge	17.28%	17.14%
Class A with sales charge	10.53%	16.08%
Class C	16.41%	16.26%
Class I (Inception Date – 6/6/14)	17.60%	13.88%
S&P 500 Total Return Index[1]	14.37%	14.99%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve long term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which has produced a performance history that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

Over the trailing 12 months ending June 30, 2018, the Fund has nicely outpaced the benchmark S&P 500 Index, returning more than 17% (Class A and I) versus the index return of just over 14%. The Catalyst Dynamic Alpha Fund has benefitted from superior sector allocation effects, as little-to-no exposure in Consumer Staples, Utilities, Telecom, and Real Estate has added to results. Sector returns have ebbed and flowed over the annual timeframe, but three sectors stand out with performance exceeding 20%: Technology, Energy, and Consumer Discretionary. All other sectors underperformed the overall market return. The Fund has been consistently overweight in Technology over the last year, though the magnitude of the overweight has decreased. Energy started rallying in the Fall of 2017, followed by a sharp pullback in early 2018 and a subsequent rise to new highs. The Fund started buying into the Energy sector in April and has seen strong benefit from this exposure with a current allocation that is approximately equal to the index weighting. The Consumer Discretionary sector has been largely driven by the outsized performance of Amazon.com and Netflix, both of which are large weights in the sector index. The Fund has generally been underweight to the Discretionary sector over the last several months, though recently, we have started to narrow this underweight as new ideas in the retail and restaurant space look appealing for potential investment.

As of June 30, 2018, the portfolio was allocated in the following fashion.

Sector
Information Technology	27%
Financials	21%
Industrials	15%
Consumer Discretionary	11%
Health Care	10%
Materials	8%
Energy	8%
Consumer Staples	0%
Real Estate	0%
Telecom	0%
Utilities	0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018 and are subject to change.

Stock selection results were broadly positive over the past year for the Dynamic Alpha Fund with several stocks performing exceedingly well. Of particular note, NVIDIA Corporation (NVDA) continues its multi-year run of exceptional revenue and earnings growth and delivered an additional return of more than 60% over the trailing twelve months. Furthermore, S&P Global (SPGI) and Boyd Gaming (BYD) continue to shine below the radar of most investors, each returning nearly 40% for shareholders over the last year. Detracting from portfolio results, Nordson Corporation (NDSN) and Southwest Airlines (LUV), each from the Industrial sector, and MarketAxess, Inc. (MKTX) from the Finance sector, fell approximately 20%, 15% and 13%, respectively.

This overall recent success builds upon the strong historic record of accomplishment of the Dynamic Alpha Fund. The strategy continues to outperform its benchmark, the S&P 500 Index, over the trailing one, three and five-year time horizons.

As of June 30, 2018, the top five holdings in the Fund as a percentage of market value were:

Company	Weight
S&P Global, Inc.	5.4%
Salesforce.com, Inc.	5.3%
PayPal Holdings, Inc.	5.0%
Praxair, Inc.	5.0%
Abbott Laboratories	4.9%

Holdings are subject to change and should not be considered investment advice.

In the broad market, domestic stocks recovered from their small first quarter setback, rallying back into positive territory for the calendar year with softening interest rates and strong earnings growth providing the necessary catalysts. Large capitalization stocks gained in ten of the past twelve months and stand more than 14% higher than one year ago. Domestic small caps have far outpaced the advance of their larger brethren as they have been outsized beneficiaries of tax law changes and generally insulated from the drag of trade war jitters. After several quarters of synchronous global growth, foreign markets have succumbed to ebbing economic momentum in the face of a rising dollar. It seems likely that each of these dynamics, a preference for small cap stocks and a rejection of international equities, will persist in the near term. Furthermore, the longer-term trend of a preference for Growth over Value styled stocks shows few signs of abating. Thus far in 2018, Growth has led Value by more than 9%, on top of the near 6% spread from last year. Much of this differential can be attributed to the outsized results of a handful of large capitalization Technology firms.

US Gross Domestic Product seems poised to reaccelerate after a slight slowdown in the first quarter. As has become the recent norm, first quarter GDP growth dropped from the levels of the prior quarter with consumption and investment decelerating. This looks to have subsided in the second quarter as spending and confidence have inflected upward while household debt levels remain well constrained. With the unemployment rate continuing lower, the labor market looks robust and wage growth appears to be building. As a result, the Fed ratcheted interest rates higher again this past quarter and now appears to be targeting two additional hikes in 2018 on top of the two already implemented. With short term rates moving steadily upward, the yield curve has flattened throughout the course of 2018 as long rates continue to trend lower. A yield curve inversion is not anticipated in the short run, but the possibility in the year ahead is elevating.

Looking forward, market fundamentals appear healthy. Earnings are expected to grow by 20% in the upcoming reporting period, led by Energy, Financial, Material and Technology firms. Remarkably, year over year earnings growth from the Energy sector could exceed 100% as crude oil trades near a three-year high. Second quarter earnings should continue the recent trend of outsized operating gains but elicit the question of sustainability. The past several quarters have seen remarkable results go largely unrewarded as investors have become increasingly fickle. In the absence of relevant hard data, headlines and conjecture have recently become the dominant factors in determining market direction. Worries over escalating trade wars and empty political rhetoric served as the catalyst for the late quarter market selloff. While the business cycle is clearly moving into its later stages, the gains for equities at this point in the cycle have been historically robust. With strong fundamentals providing the requisite impetus, equities appear to provide a compelling case for continued investment, particularly when compared against the merits of competing asset classes.

Sincerely,

Cory Krebs

Chief Operating Officer, Cookson, Peirce & Co., Sub-advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4961-NLD-7/30/2018

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	17.28%	17.70%	17.14%
Class A with load	10.53%	16.31%	16.08%
Class C	16.41%	16.81%	16.26%
Class I	17.60%	N/A	13.88%
S&P 500 Total Return Index(a)	14.37%	13.42%	14.99%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.45% for Class A, 2.20% for Class C and 1.20% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 22, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	10.4%
Software	10.1%
Diversified Financial Services	8.7%
Oil & Gas	8.0%
Lodging	7.2%
Computers	6.6%
Banks	6.0%
Chemicals	5.0%
Healthcare-Products	4.9%
Transportation	4.9%
Other/Cash & Equivalents	28.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Buyback Strategy Fund (BUYAX, BUYCX, BUYIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Buyback Strategy Fund seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements lead to short-term post-announcement excess returns, and historical studies conclude that a buyback strategy can outperform the S&P 500 TR Index (1) and Russell 3000 TR Index (2) over most time periods. This historical outperformance is largely driven by time since announcement (closer to announcement date is better) and size of announcement (larger is better in terms of percentage shares outstanding). Thus, more frequent larger buyback announcements are expected to increase the potential for outperformance.

We are excited about the upcoming years for the Fund as tax reform and the potential for U.S. companies to repatriate their more than $2.6 trillion in overseas profits at a favorable tax rate have already set several buyback records. As of 6/30, 2018 has set the record for year-to-date buyback announcements at over $648 billion (previous record was $475 billion in 2015). Apple (AAPL) announced the largest buyback ever in terms of dollar value at $100 billion in May 2018. In terms of dollar value, June and May 2018 were the top two months ever for buyback announcements at $188 billion and $181 billion in announcements, respectively.

Over half of this record buyback announcement activity occurred in May and June, meaning that a meaningful portion of the impact will not likely be observed until the next fiscal year. From the second half of 2017 to first the half of 2018, the Fund’s average holding period has already decreased while the average size of the buyback announcement has increased.

	Second Half	First Half
	2017	2018	Fiscal Year
Number of Positions Added	126	132	258
Average Size (% shares outstanding)	9.16%	9.31%	9.24%
Average Holding Period (closed positions)	42	37	40

As U.S. companies continue to react to the new tax environment and adopt buybacks as an “option” to return capital to shareholders if better investment opportunities do not arise in a manner that provides flexibility to both investors and the company (versus a dividend as essentially an “obligation” based on the market’s reaction to companies that cut or eliminate dividends), we expect this buyback trend to continue for several years and are excited about the Fund’s potential to outperform during the period.

Fund Investment Strategy

The Fund invests primarily in the common stocks of U.S. companies that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Our quantitative models identify the companies with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fund Performance

After strong outperformance during the previous fiscal year, the Catalyst Buyback Strategy Fund (BUYIX) trailed its S&P 500 TR Index and Russell 3000 TR Index benchmarks for the current fiscal year. The Fund performed in line with its peer group, returning 11.19% compared to the Morningstar Mid-Cap Blend category return of 11.31%. Except for 2014, the Fund has consistently outperformed its Mid-Cap Blend category.

Calendar Year	BUYIX	Morningstar Mid-Cap Blend Category
2014	-0.95%	7.80%
2015	0.26%	-4.75%
2016	15.08%	14.14%
2017	19.86%	15.93%

Underperformance in 2014 was driven by a unique change in the environment in which large and activist investors pressured underperforming companies to announce a buyback primarily for financial engineering purposes. We believe we have addressed this potential risk with an enhanced qualitative overview focused on company motivations, available cash, cash flow, historical buyback completion rates and other factors.

For the current fiscal year, one position contributed a sizable portion of the underperformance versus the benchmarks. Anika Therapeutics (ANIK), an integrated orthopedic medicines company, suffered a setback in a late-stage trial following its buyback announcement resulting in about 90 bps of negative contribution to the Fund. By limiting the portfolio to 30 roughly equal weight positions and monitoring our exposure to any given industry, we seek to mitigate the impact of idiosyncratic risk. The Fund was able to overcome this and still match its peer group. The Fund’s overallocation to industrials stocks, which also outperformed the industrials group for the Russell 3000 TR Index, led to meaningful positive attribution during the fiscal year.

Additionally, we are pleased with the Fund’s performance during 1Q 2018, a quarter defined by a return of volatility and a market correction. BUYIX was flat at 0.00% while the S&P 500 TR Index dropped -0.76% and the Mid-Cap Blend category dropped -1.03%. This supports buyback research indicating that a buyback strategy can outperform during periods of market stress, likely driven by both the impact of marketing signaling (strong companies during periods of crisis) as well as the ability for companies to meaningful impact their stock price by purchasing at a rate up to 25% of the average daily volume.

Finally, in terms of value, we were pleased to observe that the three positions contributing the most to Fund profits were also exceptionally large buyback announcements. The top three positions include QEP Resources Inc (QEP), Crocs Inc (CROX) and Sonic Corp (SONC), which announced buybacks at 60.2%, 28.7% and 50.6% of shares outstanding, respectively.

The Fund’s total returns for fiscal year ended 06/30/18 and for the period since inception through 06/30/18 as compared to the S&P 500 TR Index and the Russell 3000 TR Index were as follows:

	1 Year	Since Inception
	(06/30/17 - 06/30/18)	(12/31/13 – 06/30/18)[3]
Class I	11.19%	7.69%
Class A	11.05%	7.40%
Class C	10.11%	6.59%
S&P 500 Total Return Index	14.37%	11.23%
Russell 3000 Total Return Index	14.78%	10.93%
Class A with Sales Charge	4.67%	6.00%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

With the potential for more frequent large announcements, we are excited about the impact that tax reform and repatriation will have on the strategy during the upcoming years. We are pleased with the performance of the Fund during the past year when considering the performance of its Morningstar category and its performance during 1Q 2018. We believe that the Fund is currently positioned in the best buyback signals, the types of signals that have historically contributed to the long-term outperformance of the strategy. We are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(3)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4955-NLD-7/27/2018

Catalyst Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	11.05%	7.40%
Class A with load	4.67%	6.00%
Class C	10.11%	6.59%
Class I	11.19%	7.69%
Russell 3000 Total Return(a)	14.78%	10.93%
S&P 500 Total Return Index(b)	14.37%	11.23%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.18% for Class A, 2.93% for Class C and 1.93% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an Index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	10.2%
Banks	9.9%
Semiconductors	9.7%
Computers	6.8%
Software	6.6%
Apparel	6.6%
Biotechnology	3.4%
Building Materials	3.4%
Chemicals	3.4%
Cosmetics/Personal Care	3.4%
Other/Cash & Equivalents	36.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/Groesbeck Growth of Income Fund (CGGAX, CGGCX, CGGIX)

(Unaudited)

Dear Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2018.

	1 Year	Since Inception
	(06/30/17 - 06/30/18)	(12/30/09-06/30/18) (2)
Class A without sales charge	8.84%	9.24%
Class A with sales charge	2.55%	8.48%
Class C	8.04%	8.40%
Class I (Inception Date – 6/6/14)	9.18%	10.20%
S&P 500 Total Return Index (1)	14.37%	13.27%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund produced 8.84% (Class A) total return over the past 12 months. Corporate earnings growth continues to be very strong so far in 2018 and the prospects for the full year appear bright. The economy’s growth has increased as a result of the strength in corporate profits and the recent tax cuts.

During the past year new purchases (as% of total holdings) were: Hasbro,Inc. (HAS)(3.7%), Home Depot (HD)(3.4%), Lam Research Corp. (LRCX)(1.5%), Prologis,Inc. (PLD)(3.6%), Snap-On Inc. (4.4%), and Skyworks Solutions,Inc. (SWKS)(1.8%).

Over the past twelve months we sold Cisco Systems (CSCO), MetLife,Inc. (MET), NetEase,Inc. (NTES), Prosperity Bancshares (PB), Scripps Networks Interactive,Inc. (SNI), Time Warner Inc. (TWX), and Ventas,Inc. (VTR).

Top 10 Stock Holdings as of 6/30/18
Security Name (Sector)	% of Total Holdings
UnitedHealth Group (Healthcare)	6.0%
Abbott Labs (Healthcare)	5.9%
Intercontinental Exchange Inc. (Financial)	5.7%
JPMorgan Chase & Company (Financial)	5.5%
FedEx Corporation (Industrial)	5.4%
BlackRock, Inc. (Financial)	5.2%
Broadcom Ltd (Information Technology)	5.1%
Snap-On Inc. (Industrial)	4.4%
Eastman Chemical Co. (Materials)	4.2%
T. Rowe Price Group (Financial)	4.1%

The portfolio’s sector breakdown at June 30, 2018 was as follows.

Sector	% of Common Stocks
Financial Services	23.7%
Healthcare	20.2
Consumer Discretionary	15.7
Industrials	13.2
Information Technology	11.9
Energy	7.5
Materials	4.2
Real Estate	3.6
Consumer Staples	0.0
Utilities	0.0
Telecommunication Services	0.0

As has been the case for the past few years, dividend growth has been very strong over the trailing twelve months. The average dividend growth of our holdings during the past year was greater than 15%. Some recent examples of dividend increases are: AbbVie Inc. (ABBV) 35.2%, Prologis, Inc. (PLD) 9.1%, and UnitedHealth Group (UNH) 20%. These increases are a testament to both the strong earnings growth of our holdings and the confidence that company managements have for future growth prospects.

As a dividend-growth manager, we differentiate ourselves from many other dividend managers because our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its long-term earnings and consistent relatively-fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals, i.e. - many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio compare favorably relative to the S&P 500 at June 30, 2018. The 1-year weighted average dividend and earnings growth of our holdings are 15.1%, and 15.7%, respectively. Our portfolio’s 5-year numbers are 10.3% and 15.2%, for dividend and earnings growth, respectively. The trailing 12-month P/E for the portfolio is 14.5X, compared to 21.8X for the S&P 500.

We believe our portfolio is well positioned for the new year based on the consistent and strong dividend and earnings growth of our holdings. We remain committed to a strategy of investing in companies with leading business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends. Thank you for your investment in the Fund.

Sincerely,

Robert P. Groesbeck, CFA

Robert Dainesi

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/30/09. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7337-NLD-08/02/2018

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception **
Class A	8.84%	8.02%	9.24%
Class A with load	2.55%	6.75%	8.48%
Class C	8.04%	7.24%	8.40%
Class I	9.18%	8.36%	10.20%
S&P 500 Total Return Index(a)	14.37%	13.42%	13.27%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.25% for Class A, 3.00% for Class C and 2.00% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 30, 2009 for Class A, Class C and Benchmark, and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Diversified Financial Services	13.0%
Semiconductors	7.2%
Pipelines	6.5%
Real Estate Investment Trusts	5.9%
Healthcare Services	5.2%
Healthcare Products	5.1%
Banks	4.7%
Transportation	4.6%
Retail	4.2%
Biotechnology	4.1%
Other/Cash & Equivalents	39.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)

(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), and discuss highlights and performance for the fiscal year ended June 30, 2018 (“FY2018”). Now beginning its 7th year of operations, the Fund notched two more notable achievements in the latest fiscal year. In February, the Fund received its 2nd Lipper Fund Award, recognized by Thomson Reuters Lipper as Best Flexible Portfolio Fund for the five years ending November 30, 2017. This award, based on Consistent Return among 120 funds in its peer group, follows the Fund’s 2016 Lipper Fund Award for the 3-year period ending 11/30/2015 out of 133 peer funds.

February also brought the first market correction in two years, granting another test for our tactical risk model. The model remained positive throughout the double-dip correction that retested lows in early April and, as of June 30, had only partly recovered. We view these consecutive positive signals as another successful test of the model’s design. During our first six years of operations, it has effectively weathered bouts of intense volatility and a series of market corrections, giving Fund investors full exposure to the bull market.

The Fund returned 17.28% (class I shares) for the fiscal year ending 6/30/2018, compared with 6.86% for the benchmark Lipper Flexible Portfolio Funds Index and 14.37% for the S&P 500.

Class I Shares	1 Year	Since Inception[1]
Inception: 6/6/2014	As of 06/30/18	(6/6/2014 – 6/30/2018)
Class I	17.28%	8.88%
Lipper Flexible Portfolio Funds Index[2]	6.86%	4.51%
S&P 500 Total Return Index[3]	14.37%	10.78%

Class A & C Shares	1 Year	Since Inception[1]
Inception: 7/2/2012	As of 06/30/18	(07/02/12 – 06/30/18)
Class A	17.00%	13.60%
Class C	16.11%	12.77%
Lipper Flexible Portfolio Funds Index[2]	6.86%	7.70%
Class A with Sales Charge	10.25%	12.49%
S&P 500 Total Return Index[3]	14.37%	14.55%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Source: Zephyr Style Advisor. You cannot invest directly in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

We have recently begun executing our quarterly stock rebalance over multiple days, no longer executing the full rebalance (selling outgoing stocks and buying their replacements) in a single day. We are placing any cash proceeds not immediately reinvested in new stocks into Treasuries, generally overnight or no more than a 1-2 day holding period. We implemented this process to end the 1st quarter of 2018, therefore shareholders may have seen excess cash or Treasury holdings reported in our portfolio as of quarter-end. We emphasize these holdings are not the result of a defensive shift or defensive model signal. You may continue to see these partial cash or Treasury holdings at quarter end as we streamline our execution process.

Performance Discussion

The risk model started fiscal year 2018 with a positive signal and repeated this signal every month. Accordingly, the Fund allocated to equities throughout the year, and we followed our systematic quarterly rebalancing process while holding this equity allocation.

We designed our risk model with the primary goal of downside protection. Being too active against losses, however, may actually hurt returns in the long-run. Equity markets frequently retrace before continuing higher. When a concerning event or headline sparks investor concern and a sudden market correction, it is tempting to reduce risk exposure by selling some (or even all) of your stocks. Patience during volatility is necessary for the long-term health of equity portfolios. Therefore, the ancillary goal of our risk model is to reduce the likelihood of whipsaw – the effect of selling equities after a short-term drawdown and buying back in after a reversal (i.e. late out, late in). The losses captured on the way down are compounded by missing the recovery gains. This can be particularly disappointing for investors when it occurs within a bull market. Whipsaw typically results from frequent and short-lived defensive shifts in volatile market environments. Our process, in contrast, is predicated on the notion that missing gains is a bigger risk than incurring losses during volatile periods, and thus a slower, more patient approach is justified. Yet rather than attempt to improve the timing of defensive shifts – a futile exercise – we seek to minimize the occurrence of them by gauging long-term risk as opposed to near-term, thereby focusing on the larger, more damaging losses usually associated with bear markets. We cannot entirely eliminate the potential for whipsaw, but our model has been designed to reduce the likelihood. It has achieved success thus far, recording 73 consecutive positive risk signals through June 30, 2018, and no defensive signals.

The benefit may be demonstrated by comparing the Fund’s up capture and down capture to those of our Lipper peer group and Morningstar’s Tactical Allocation category4, each against the S&P 500. Our model’s succession of positive signals since Fund inception has allowed our investors to participate in and capture a larger share of bull market gains, without incurring a meaningfully greater portion of the market’s downside. Up/down capture values for FY2018 are as follows:

	Up Capture vs.	Down Capture vs.
Fund/Category	S&P 500	S&P 500
CLTIX	106.5%	79.3%
Lipper Flex Port Funds Index	50.0%	59.8%
Morningstar Tactical Alloc	49.7%	73.4%

A key observation gleaned from this data is that while peer funds were able to buffer the downside over the past year (incurring less than the full market loss during down months), they did so at the expense of gains when the market was up, as demonstrated by low up capture values. The 50% up capture for the Lipper Index and Morningstar category means their constituent funds, on average, earned only half of the market’s gains. In contrast, CLTIX did not sacrifice gains in order to buffer downside risk. In fact, CLTIX investors outperformed peer fund averages by more than double when the market was up during FY2018, and also gained more than a passive investment in an S&P 500 Index product would have earned them. This results from our risk model directing us to stay in equities during the correction, rather than take short-lived defensive positions to reduce exposure to volatility.

Regarding equity performance, the Fund’s fiscal year proved eventful. Market record books were rewritten in 2017 as the S&P 500 logged its first perfect year of 12 positive months of total return and record low volatility. For most of the year, the melt-up was debatably chalked up to behavioral aspects: namely, fear of missing out (“FOMO” in pop culture) as the market steadily marched on. We contend the passive indexing mania contributed its fair share of support, yet the FOMO assessment bears merit, as valuations expanded faster than projected earnings growth for some time, despite actual earnings growth. Those projections quickly caught up late in the year, however, with the passage of tax reform providing a sizeable boost to earnings estimates. To quote a classic spoof film of the 1980s, Spaceballs, the bull market hit “ludicrous speed”, now having a sound economic basis supported by strong global growth and record corporate earnings. As Newton prescribed – what goes up must come down – the 15-month rally ended in February 2018 with the market’s first correction in two years, prompted by hot wage growth that drove inflation fears. Not even record earnings releases during the 1st and 2nd quarters of 2018 were enough to reignite the rally, as the prospect of a trade war kept valuations in check. Back and forth tariff punches between the U.S. and its largest trading partners drove markets the remainder of the Fund’s fiscal year.

These dynamics played notable roles in Fund performance. Our equity holdings posted strong results, leading to a 17.28% return for Class I shareholders compared with 14.37% for the S&P 500 with dividends. Drivers of this outperformance included a shift toward larger companies and blue chip stocks, gravitation toward a more neutral style profile after several years of value tilt, and positive results of our selection process as we closely scrutinize companies facing disruptive competition or a broadly transforming industry.

In the 3rd quarter of 2017 (the Fund’s fiscal 1st quarter), our retail holdings more than doubled their industry group averages, and the trend of outperformance in the retail space continued through most of the fiscal year. This cyclical industry is undergoing a massive makeover as the digital consumer shift, led by Amazon, is changing how retailers operate. Only the strongest are surviving, even amidst robust consumer spending. Our efforts to identify and own only those companies we believe are best positioned to benefit from the consumer shift, and are well-insulated against the Amazon effect, are yielding positive results. Retail is not the only industry being impacted by technological innovation and changing consumer preferences, however. The shift away from cable television toward streaming digital content, or “cord cutting”, is leading a rapidly changing landscape for traditional media companies. Investments in media stocks in the 3rd quarter were split, comprising our best and worst performers for the quarter. Following the acquisition of Scripps Networks Interactive (SNI – no longer a portfolio stock as of 6/30/18), which gained 26% in Q3 after the buyout announcement, we exited traditional media stocks and did not hold any the remainder of the quarter.

For our 4th quarter portfolio, we began trimming our mid cap exposure and shifting toward larger companies and more blue chip stocks. We also began dialing back our value tilt, which in recent years has adversely impacted Fund performance while growth stocks maintained strong market leadership. The timing of these portfolio shifts coincided nicely with the passage of tax reform, as large global stocks saw outsize gains from expected reductions in taxes. Our stocks were strong across the board, as our largest sector allocations were among the market’s biggest winners, with additional contribution coming from solid outperformance of our individual stock selections relative to their sector averages. The Fund returned 8.7% in the quarter compared with 6.6% for the S&P 500. These trends continued into the 1st quarter of 2018, with strength in our individual selections as five of the six sectors in the portfolio meaningfully outpaced their sector averages, and little or no portfolio exposure to the market’s worst performing sectors. Broad-based strength helped buffer the portfolio during the market correction, with the Fund returning a 0.25% gain for the quarter compared with a loss of -0.76% for the S&P 500.

The tech sector was among the market’s worst performers in each leg down of the correction. This was no surprise, as Wall Street had been buzzing with concerns about runaway valuations in tech stocks reminiscent of the 1990s dot com bubble. After all, tech growth accounted for most of the S&P 500’s 2017 gains and 2018 YTD gains, led by FAANGs. In our view, the correction created a healthy reset of valuations in the sector, and at an ideal time – with more attractive valuations, tech stocks clustered toward the upper rankings of our stock selection model as we rebalanced for the 2nd quarter. We increased our weight to the sector accordingly.

Dueling forces of record earnings and trade headlines fought for market leadership during the 2nd quarter. The Fund’s solid run of outperformance continued into June, thanks in part to the bigger tech allocation, before feeling the impact of the intensifying tariff battle between the U.S., China, Canada, Mexico and the E.U. Some of our largest positions were impacted disproportionately by the looming trade war, including Boeing Co. (BA - 3.8% of equity assets as of 6/30/18), Apple Inc. (AAPL - 3.8%) and Texas Instruments Inc. (TXN - 3.8%). Additional holdings in semiconductors and industrials weighed as well, erasing the Fund’s early June gap over the S&P 500. Despite the tariff effects, the Fund posted a solid 70bps beat over the broad equity index for the quarter.

Closing

We are very pleased with Fund performance during the recent fiscal year, and are happy the Fund was recognized with another Lipper Fund Award for the value it has provided to you, our investors. The award is a testament to our distinct approach to tactical.

As we begin the new fiscal year, we have rebalanced our equity portfolio for the 3rd quarter with considerations for the escalating trade situation. Our stock selection process is not dictated by macro forecasts, but our selection model yields a diversified opportunity set from which we may tailor the portfolio to address certain risks. We believe it is prudent in this environment to evaluate the risk of continued portfolio exposure to global companies that are highly impacted by tariffs, and build our equity portfolio accordingly. New additions to the Fund’s 3rd quarter portfolio are less reliant on global revenue or globally sourced raw materials. We believe this should serve to buffer the impact of further escalation to an all-out trade war, while not sacrificing upside growth potential should tariffs prove short-lived.

We remain optimistic about market fundamentals and believe there is a sound economic basis for the bull market to regain momentum. Earnings continue to grow at a record pace, having the effect of bringing valuations in balance due to the market’s inability to break higher. Today’s forward P/E ratio of 16.3x for the S&P 500 (based on earnings estimates for the next 12 months) is a full 2.3 points below the 18.6x level at the market’s all-time high in late January, and is in line with the 5-year average. The gap is larger based on actual earnings reported over the past 12 months. Where we go from here depends quite largely on tariffs. Market participants are watching the current round of earnings releases closely for executives’ views on the forward impact of tariffs. The path to resolution of trade disputes may serve as the catalyst for another market rally. Any persistence or intensifying of tariffs may serve to derail, or at least slow, the strong growth driving the U.S. economy today.

After nine years of bull market strength, the recent correction has sparked fear and confusion. The challenge for investors is determining if and when a pullback necessitates action as opposed to patience. Fear and emotion easily cloud decision-making when faced with a perceived imminent threat to your financial well-being. The Catalyst/Lyons Tactical Allocation Fund is intended to ensure emotion does not overthrow rationality or discipline during periods of market distress. It is intended to give you, our investors, a better chance of staying in the market should it regain momentum and continue higher. We will continue to execute our systematic tactical process, and maintain diligence in our approach to selecting high-quality stocks while on offense.

Sincerely,

Matthew N. Ferratusco, CIPM

Director of Research & Analytics, Lyons Wealth Management, LLC, Fund Sub-Adviser

Portfolio Manager

Alexander Read

CEO, Lyons Wealth Management, LLC, Fund Sub-Adviser

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

[3]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[4]	We include the Fund’s outperformance of the Morningstar Tactical Allocation category for additional comparison to peers with tactical strategies. However, we note that because of our long-term series of positive risk signals and resulting equity allocation – which we view as a positive result and the reason for this outperformance – Morningstar presently categorizes us in an all-equity group. We anticipate a more appropriate categorization in the future following a defensive shift.

4960-NLD-7/30/2018

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	17.00%	11.79%	13.60%
Class A with load	10.25%	10.47%	12.49%
Class C	16.11%	10.97%	12.77%
Class I	17.28%	N/A	8.88%
Lipper Flexible Portfolio Funds Index(a)	6.86%	6.99%	7.70%
S&P 500 Total Return Index(b)	14.37%	13.42%	14.55%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.72% for Class A, 2.47% for Class C, and 1.47% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Lipper Flexible Portfolio Funds Index,” is an unmanaged index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
United States Government Securities	23.0%
Retail	18.8%
Aerospace/Defense	7.4%
Software	7.1%
Computers	6.4%
Healthcare-Services	3.8%
Semiconductors	3.8%
Distribution/Wholesale	3.8%
Electronics	3.7%
Iron/Steel	3.6%
Other/Cash & Equivalents	18.6%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)

(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the one-year and since inception periods through 06/30/18 as compared to the MSCI All Country World Stock Index (1) were as follows:

	1 Year	Since Inception
Fund vs Index Performance	(06/30/17 - 06/30/18)	(7/29/2011-06/30/18)[2]
Class A without sales charge	8.50%	8.94%
Class A with sales charge	2.24%	8.02%
Class C	7.73%	8.12%
MSCI All Country World Stock Index[1]	11.31%	8.90%
Class I (Inception Date – 6/6/14)	8.85%	6.23%
MSCI All Country World Stock Index[1]	11.31%	6.90%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com .

U.S. stocks have been in a bull market since March 2009 and the U.S. economy has been in a period of economic expansion (albeit modest) since the third quarter of 2009. By historic standards, both are getting fairly “long-in-the-tooth.” The current bull market for stocks is the second best…both in terms of duration and return. Only the dot-com bubble of the 1990’s tops the current run. The economic expansion is the second longest, since World War II, but is also the most anemic, as GDP has averaged just 2.24% since the most recent recovery began.

At this stage of the market and economic cycle, we believe it is prudent to not only focus on potential risks, but to also strive to reduce such risks in portfolios. For the most part, the past decade has been favorable to investors, driven by a period of generally declining interest rates and virtually no inflationary fears. In fact, for some years, many countries experienced negative yielding sovereign debt coupled with deflationary fears. Such conditions allowed for the expansion of stock valuations. Specifically, since 2012, the S&P 500 is up over 80%, while corporate earnings have gained only approximately 30%. If not for expanding stock valuations, the current bull market would look entirely different. Further, as the stock market rally has aged, the number of stocks participating in its rise has decreased. Since July 1, 2017, the performance of just six technology stocks contributed over 36% of the return for to the S&P 500 for the past 12 months. For the Global Equity Fund, we have maintained an overweight position with U.S. and European equities while remaining underweight Emerging Markets (EM). Rising interest rates in the U.S. combined with increased rhetoric about tariffs and possible trade wars have hurt (EM) shares during the first half of 2018. We look to add to our positions in this region in the near term, taking advantage of recent price weakness. During the fiscal year, we sold shares of Symantec, Diageo, Vivendi, JSE Ltd, and Swedish Match, as the shares reached our targeted valuation levels. Positions in Bob Evans and Snyder’s-Lance were exited as both companies were acquired. Lastly, shares of Discovery Communications were sold as the company entered into an agreement to acquire another media concern. This action, we thought, would reduce the possibility of Discovery being acquired, which was one of our catalysts for owning the stock.

During the period we added GrainCorp, Nokia, First Pacific, SeaWorld, Synaptics, and Diebold. GrainCorp, based in Australia, operates as a food ingredient and agribusiness based in Australia. The Company’s near-term results have been negatively impacted by adverse weather conditions in Australia. However, we believe this to be a temporary issue and in the interim, the stock provides nearly a 4.5% dividend yield. Nokia is a global communications company that we believe stands to be a big beneficiary of the industry’s move towards 5G technology. The shares provide a nearly 4% dividend yield. First Pacific is a Hong Kong-based holding company whose shares trade at a significant discount to net asset value. SeaWorld Entertainment, Inc., together with its subsidiaries, operates as a theme park and entertainment company in the United States. We took advantage of the negative publicity surrounding SeaWorld’s operations. We felt that investors were putting too much focus on their problems while ignoring some of the positive changes taking place within the company. We also bought Synaptics, a chip company that allows consumers to interact with devices such as smartphones, speakers, and cars. Lastly, we bought Diebold, one of the leading manufacturers of ATMs. The industry failed to improve, and we have been exiting the position.

By focusing on stocks with attractive valuations, we believe the portfolio is well well-positioned for a modest growth environment that we project the economy will be confronted with during the foreseeable future. For the most part, the past decade has been favorable to investors, driven by a period of generally declining interest rates and virtually no inflationary fears. It is a responsibility we do not take lightly – or for granted. We continue to work diligently every day seeking out the best risk-adjusted opportunities for our clients.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Capital Appreciation Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4956-NLD-7/27/2018

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	8.50%	9.67%	8.94%
Class A with load	2.24%	8.38%	8.02%
Class C	7.73%	8.83%	8.12%
Class I	8.85%	N/A	6.23%
MSCI All Country World Stock Index(a)	11.31%	10.00%	8.90%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.67% for Class A, 2.42% for Class C, and 1.42% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Telecommunications	15.3%
Food	9.6%
Pharmaceuticals	9.1%
Semiconductors	8.9%
Agriculture	5.9%
Environmental Control	4.5%
Software	4.2%
Aerospace/Defense	4.1%
Oil & Gas	4.0%
Retail	4.0%
Other/Cash & Equivalents	30.4%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst MLP & Infrastructure Fund (MLXAX, MLXCX, MLXIX)

(Unaudited)

Dear Fellow Shareholders,

We are pleased to report that the Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned (2.11)% for the fiscal year ended June 30, 2018. This performance (for Class A) was 2.5% ahead of our benchmark, the Alerian Total Return Index, and 1% ahead of the Morningstar peer group average. The Fund invests in the securities of master limited partnerships (MLPs), General Partners of MLPs (GPs) and other businesses that derive a majority of their revenue from energy infrastructure activities. GPs typically enjoy faster distribution growth than traditional MLPs due to their ability to participate in growth in cash flows from their affiliated MLP without the need to invest additional capital. The manager believes that valuations are compelling, and the Fund has attractive upside.

Investment Strategy

The Fund invests in the GPs of MLPs, MLPs and other energy infrastructure businesses. GPs are typically entitled to up to 50% of the Distributable Cash Flow (DCF) generated by an MLP via Incentive Distribution Rights (IDRs). IDRs do not require that the GP invest additional capital to fund growth, so the GP is able to participate in the DCF growth at the MLP level without suffering any dilution. In this respect, the GP of an MLP has a role analogous to that of the GP of other limited partnerships such as hedge funds and private equity funds. Just as the managers of these alternative asset classes benefit substantially from asset growth in their underlying businesses, so do MLP GPs similarly benefit from asset growth in their underlying MLPs. It is the investment manager’s strong belief that the development of shale oil and gas reserves in the U.S. is creating substantial new demand for energy infrastructure to extract, gather, process, transport, store, refine and distribute oil, natural gas and natural gas liquids (NGLs). This is leading to strong growth in the assets held by MLPs and other energy infrastructure businesses which the manager believes will lead to commensurately strong growth in DCF to MLP GPs through IDRs. The Fund is positioned to benefit from what the manager believes is a secular trend towards greater U.S. domestic production of fossil fuels.

The Fund seeks to pay a monthly distribution of no less than $0.05 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2018 Performance

The fiscal 2018 performance noted above was marked by sector weakness into February of 2018 followed by a strong recovery It also reflects the success of the underlying investment process as growth in U.S. energy infrastructure supports attractive returns from the sector. We believe the Fund is well positioned to maintain its outperformance and believe that it validates a key insight behind our investment strategy, which is that over time MLP GPs can provide superior returns to the Alerian MLP Total Return Index.

The Fund’s total returns for the period since inception2 and YTD through 06/30/18 as compared to the Alerian MLP Total Return Index1 were as follows:

	Calendar
	YTD 2018	1 Year	Since Inception
	(06/30/18)	(06/30/18)	(12/22/14)[2]
Class A	0.46%	-2.11%	-7.10%
Class C	0.12%	-2.79%	-7.71%
Class I	0.76%	-1.69%	-6.81%
Alerian MLP Total Return Index[1]	-0.63%	-4.58%	-7.89%
Class A with Sales Charge	-5.27%	-7.70%	-8.65%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2018, we held 27 names.

As of June 30, 2018, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
Targa Resources	8.00%
Cheniere Energy	7.61%
Energy Transfer Equity	7.55%
Plains GP Holdings	7.49%
Oneok Inc	6.74%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2018, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
Mixed Energy Infrastructure	15.5%
Canadian Energy Infrastructure	13.4%
Natural Gas Transportation & Storage	12.3%
General Partner - Gathering & Processing	11.8%
Gathering & Processing	8.0%
Liquids Transportation & Storage	7.8%
General Partner - Mixed Energy Infrastructure MLP	7.5%
Logistics & Terminals	7.5%
Mixed Energy Infrastructure MLP	6.8%
Oil & Gas Services	4.3%
Refining	3.4%
General Partner - Liquids Transportation & Storage	1.4%
Cash	0.3%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2018.

Summary

We believe that investing in MLP GPs represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. through their IDRs that are potentially well positioned to participate in this growth on attractive terms. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

We are pleased with the Fund’s recovery following last year’s severe weakness and believe we are in the early stages of a secular trend towards increased domestic oil and gas production with its associated need for additional energy infrastructure. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4965-NLD-7/30/2018

Catalyst MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	-2.11%	-7.10%
Class A with load	-7.70%	-8.65%
Class C	-2.79%	-7.71%
Class I	-1.69%	-6.81%
Alerian MLP Total Return Index(a)	-4.58%	-7.89%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.76% for Class A, 2.51% for Class C, and 1.51% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	88.0%
Gas	4.1%
Oil & Gas	3.8%
Oil & Gas Services	3.6%
Mining	0.7%
Other/Cash & Equivalents	(0.2)%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 99.3%
	ADVERTISING - 4.6%
45,200	Yext, Inc. *	$874,168

	BANKS - 22.3%
16,300	Carolina Financial Corp.	699,596
20,000	Guaranty Bancorp.	596,000
22,900	Horizon Bancorp.	473,801
18,200	National Commerce Corp. *	842,660
12,800	Nicolet Bankshares, Inc. *	705,408
24,500	Old Line Bancshares, Inc.	855,295
1,800	Walker & Dunlop, Inc.	100,170
		4,272,930
	BUILDING MATERIALS - 4.1%
13,800	Patrick Industries, Inc. *	784,530

	COMMERCIAL SERVICES - 2.5%
6,500	HealthEquity, Inc. *	488,150

	DIVERSIFIED FINANCIAL SERVICES - 3.9%
29,400	MMA Capital Management LLC *	754,110

	ELECTRONICS - 4.4%
13,500	Orbotech Ltd. *	834,300

	ENERGY-ALTERNATE SOURCES - 4.6%
18,600	SolarEdge Technologies, Inc. *	890,010

	HEALTHCARE PRODUCTS - 10.3%
19,600	AxoGen, Inc. *	984,900
20,900	Repligen Corp. *	983,136
		1,968,036
	INTERNET - 13.0%
15,200	Etsy, Inc. *	641,288
3,550	Stamps.com, Inc. *	898,328
10,200	Trade Desk, Inc. *	956,760
		2,496,376
	LEISURE PRODUCTS - 4.9%
22,300	Malibu Boats, Inc. *	935,262

	MISCELLANEOUS MANUFACTURING - 6.7%
9,600	Axon Eneterprise, Inc. *	606,528
5,700	Proto Labs, Inc. *	678,015
		1,284,543
	PHARMACEUTICALS - 0.5%
1,100	Neogen Corp. *	88,209

	RETAIL - 3.8%
10,100	Ollie’s Bargain Outlet Holdings, Inc. *	732,250

	SAVINGS & LOANS - 4.6%
1,350	BofI Holding, Inc. *	55,228
24,100	BSB Bancorp, Inc. *	829,040
		884,268

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 99.3% (Continued)
	SOFTWARE - 9.1%
25,500	Blackline, Inc. *	$1,107,465
6,400	Paycom Software, Inc. *	632,512
		1,739,977

	TOTAL COMMON STOCK (Cost - $17,860,733)	19,027,119

	SHORT-TERM INVESTMENTS - 0.8%
147,512	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 1.81% **	147,512
	TOTAL SHORT-TERM INVESTMENTS (Cost - $147,512)

	TOTAL INVESTMENTS - 100.1% (Cost - $18,008,245)	$19,174,631
	LIABILITIES LESS OTHER ASSETS - (0.1)%	(11,223)
	NET ASSETS - 100.0%	$19,163,408

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 99.1%
	AEROSPACE/DEFENSE - 5.0%
40,000	HEICO Corp.	$2,917,200

	BEVERAGES - 1.3%
13,000	Monster Beverage Corp. *	744,900

	BUILDING MATERIALS - 3.4%
9,900	Lennox International, Inc.	1,981,485

	COMMERCIAL SERVICES - 22.3%
26,200	Global Payments, Inc.	2,921,038
55,300	IHS Markit Ltd. *	2,852,927
35,000	PayPal Holdings, Inc. *	2,914,450
13,900	S&P Global, Inc.	2,834,071
19,300	Total System Services, Inc.	1,631,236
		13,153,722
	ENERGY-ALTERNATE SOURCES - 3.4%
41,900	SolarEdge Technologies, Inc. *	2,004,915

	HEALTHCARE-PRODUCTS - 14.3%
8,300	Align Technology, Inc. *	2,839,762
12,700	IDEXX Laboratories, Inc. *	2,767,838
16,500	Stryker Corp.	2,786,190
		8,393,790
	HEALTHCARE-SERVICES - 4.8%
22,900	Centene Corp. *	2,821,509

	INTERNET - 10.7%
9,200	Netflix, Inc. *	3,601,156
10,700	Stamps.com, Inc. *	2,707,635
		6,308,791
	MACHINERY-DIVERSIFIED - 5.0%
10,600	Roper Technologies, Inc.	2,924,646

	PHARMACEUTICALS - 4.1%
18,500	Sarepta Therapeutics, Inc. *	2,445,330

	RETAIL - 4.1%
6,100	Home Depot, Inc.	1,190,110
4,600	O’Reilly Automotive, Inc. *	1,258,422
		2,448,532
	SOFTWARE - 20.7%
17,650	Adobe Systems, Inc. *	4,303,246
31,100	Fiserv, Inc. *	2,304,199
2,800	Paycom Software, Inc. *	276,724
16,200	ServiceNow, Inc. *	2,794,014
33,000	Veeva Systems, Inc. *	2,536,380
		12,214,563

	TOTAL COMMON STOCK (Cost - $51,173,311)	58,359,383

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.0%
583,540	Fidelity Investments Money Market Funds Government Portfolio, Institutional Class, 1.81% **	$583,540
	TOTAL SHORT-TERM INVESTMENTS (Cost - $583,540)	583,540

	TOTAL INVESTMENTS - 100.1% (Cost - $51,756,851)	$58,942,923
	LIABILITIES LESS OTHER ASSETS - (0.1)%	(87,880)
	NET ASSETS - 100.0%	$58,855,043

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 96.4%
	APPAREL - 0.6%
512	Under Armour, Inc. *	$11,510

	AUTO MANUFACTURERS - 2.2%
2,358	Fiat Chrysler Automobiles NV *	44,543

	BANKS - 3.6%
253	CBTX, Inc.	8,362
547	Citizens Financial Group, Inc.	21,278
75	Great Western Bancorp, Inc.	3,149
370	Merchants Bancorp	10,556
170	Metropolitan Bank Holding Corp. *	8,922
198	Origin Bancorp, Inc.	8,106
285	RBB Bancorp	9,154
227	Spirit of Texas Bancshares, Inc. *	4,676
		74,203
	BIOTECHNOLOGY - 10.3%
342	Aptinyx, Inc. *	8,266
174	Argenx SE *	14,418
224	Autolus Therapeutics PLC *	6,001
205	Avrobio, Inc. *	5,855
300	Eidos Therapeutics, Inc. *	6,102
333	Electrocore, LLC *	5,498
587	Evelo Biosciences, Inc. *	6,927
100	FibroGen, Inc. *	6,260
400	Forty Seven, Inc. *	6,400
327	Homology Medicines, Inc. *	6,671
600	Iterum Therapeutics Public Limited Company *	6,534
300	Kezar Life Sciences, Inc. *	5,190
404	Kiniksa Pharmaceuticals Ltd. *	7,009
384	Magenta Therapeutics, Inc. *	5,184
395	Meiragtx Holdings PLC *	4,527
276	Morphosys AG *	8,374
352	Neon Therapeutics, Inc. *	4,435
465	Scholar Rock Holding Corporation *	7,254
369	Shire PLC	62,287
440	Surface Oncology, Inc. *	7,176
428	Translate Bio, Inc. *	5,414
476	Unity Biotechnology, Inc. *	7,168
597	Unum Therapeutics, Inc. *	8,567
		211,517
	CHEMICALS - 0.9%
219	Chemours Co.	9,715
46	Ingevity Corp. *	3,719
119	Versum Materials, Inc.	4,421
		17,855
	COAL - 0.1%
64	Warrior Met Coal, Inc.	1,764

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 96.4% (Continued)
	COMMERCIAL SERVICES - 13.3%
331	Brightview Holdings, Inc. *	$7,265
424	Evo Payments, Inc. - Class A *	8,726
67	HealthEquity, Inc. *	5,032
454	I3 Verticals, Inc. *	6,910
462	IHS Markit Ltd. *	23,835
624	OneSmart International Education Group Ltd. *	6,927
1,426	PayPal Holdings, Inc. *	118,743
338	Puxin Limited *	7,233
147	ServiceMaster Global Holdings, Inc. *	8,742
452	Square, Inc. *	27,861
219	TransUnion	15,689
92	United Rentals, Inc. *	13,581
278	Worldpay, Inc. *	22,735
		273,279
	COMPUTERS - 4.9%
290	Carbon Black, Inc. *	7,540
232	Conduent, Inc.*	4,215
342	DXC Technology Co.	27,569
1,831	Hewlett Packard Enterprise Co.	26,751
74	Lumentum Holdings, Inc. *	4,285
173	Nutanix, Inc. *	8,922
251	Perspecta, Inc.	5,158
393	PlayAGS, Inc. *	10,638
257	Pure Storage, Inc. *	6,137
		101,215
	DISTRIBUTION/WHOLESALE - 0.2%
45	SiteOne Landscape Supply, Inc. *	3,779

	DIVERSIFIED FINANCIAL SERVICES - 3.7%
433	Curo Group Holdings Corp. *	10,803
63	Hamilton Lane, Inc.	3,022
77	Houlihan Lokey, Inc.	3,944
97	Moelis & Co.	5,689
253	Pagseguro Digital Ltd. *	7,021
409	Santander Consumer USA Holdings, Inc.	7,808
962	Synchrony Financial	32,112
202	Virtu Financial, Inc.	5,363
		75,762
	ELECTRIC - 0.8%
300	Energy, Inc.	16,845

	ELECTRICAL EQUIPMENT - 0.5%
280	nLight, Inc. *	9,257

	ELECTRONICS - 3.4%
430	Fortive Corp.	33,157
227	Keysight Technologies, Inc. *	13,400
600	ShotSpotter, Inc. *	22,758
		69,315
	ENGINEERING & CONSTRUCTION - 0.4%
527	Construction Partners, Inc. *	6,940
305	Nvent Electric PLC *	7,655
		14,595

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 96.4% (Continued)
	ENTERTAINMENT - 0.5%
31	Madison Square Garden Co. *	$9,616

	ENVIRONMENTAL CONTROL - 0.3%
500	Charah Solutions, Inc. *	5,470

	FOOD - 7.3%
1,330	Kraft Heinz Co.	83,551
162	Lamb Weston Holdings, Inc.	11,098
116	Performance Food Group Co. *	4,257
132	Pinnacle Foods, Inc.	8,588
480	Tyson Foods, Inc.	33,048
244	US Foods Holding Corp. *	9,228
		149,770
	HEALTHCARE-PRODUCTS - 2.5%
274	Inspire Medical Systems, Inc. *	9,771
39	Penumbra, Inc. *	5,388
220	Sytrker Corp.	37,149
		52,308
	HEALTHCARE-SERVICES - 1.6%
230	IQVIA Holdings, Inc. *	22,959
240	Neuronetics, Inc. *	6,386
75	Teladoc, Inc. *	4,354
		33,699
	INSURANCE - 1.1%
411	AXA Equitable Holdings, Inc. *	8,471
541	Goosehead Insurance, Inc. *	13,503
		21,974
	INTERNET - 11.2%
297	Bandwidth, Inc. *	11,280
521	Cardlytics, Inc. *	11,337
122	Cargurus, Inc. *	4,238
125	Carvana Co. *	5,200
167	CDW Corp.	13,492
292	Everquote, Inc. - Class A *	5,291
195	GoDaddy, Inc. *	13,767
97	GrubHub, Inc. *	10,176
351	iQIYI, Inc. *	11,337
312	Match Group, Inc. *	12,087
50	Q2 Holdings, Inc. *	2,852
1,520	Snap, Inc. *	19,897
128	Spotify Technology SA *	21,535
108	Stitch Fix, Inc. *	2,964
911	Twitter, Inc. *	39,783
516	Uxin Limited - ADR *	4,665
105	Wayfair, Inc. *	12,470
114	Zendesk, Inc. *	6,212
215	Zillow Group, Inc. *	12,698
244	Zscalar, Inc. *	8,723
		230,004
	LEISURE TIME - 0.2%
111	Planet Fitness, Inc. *	4,877

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 96.4% (Continued)
	LODGING - 1.0%
493	Bluegreen Vacations Corp.	$11,734
134	Wyndham Hotels & Resorts, Inc.	7,883
		19,617
	MACHINERY-DIVERSIFIED - 1.1%
305	Cactus, Inc. *	10,306
219	Gardner Denver Holdings, Inc. *	6,437
359	GrafTech International Ltd.	6,458
		23,201
	MEDIA - 2.4%
785	Altice USA, Inc.	13,392
5	Cable One, Inc.	3,667
380	Liberty Media Corp-Liberty SiriusXM *	17,119
325	Liberty Media Corp-Liberty SiriusXM *	14,742
		48,920
	MINING - 0.5%
216	Alcoa Corp. *	10,126

	OIL & GAS - 0.8%
282	EQT Corp.	15,561

	PHARMACEUTICALS - 5.2%
743	AbbVie, Inc.	68,839
427	Optinose, Inc. *	11,947
69	PRA Health Sciences, Inc. *	6,442
262	Tricida, Inc. *	7,834
285	Verrica Pharmaceuticals, Inc. *	5,623
373	Xeris Pharmaceuticals, Inc. *	7,080
		107,765
	REAL ESTATE - 0.4%
500	Essential Properties Realty Trust, Inc. *	6,770
94	Redfin Corp. *	2,170
		8,940
	REITS - 2.3%
382	Americold Realty Trust	8,412
190	Corepoint Lodging, Inc. *	4,921
150	JBG Smith Properties	5,470
292	MGM Growth Properties LLC	8,894
700	Spirit MTA REIT *	7,210
225	Store Capital Corp.	6,165
337	VICI Properties, Inc. *	6,956
		48,028
	RETAIL - 2.1%
288	BJ’s Wholesale Club Holdings, Inc. *	6,811
74	Burlington Stores, Inc. *	11,139
103	Floor & Décor Holdings, Inc. *	5,081
403	Hudson Ltd. *	7,049
228	Michaels Cos, Inc. *	4,371
68	Ollie’s Bargain Outlet Holdings, Inc. *	4,930
50	Wingstop, Inc.	2,606
		41,987

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 96.4% (Continued)
	SOFTWARE - 8.6%
359	Altair Engineering, Inc. *	$12,271
67	Alteryx, Inc. *	2,557
167	Avalara, Inc. *	8,913
650	Bilibili, Inc. *	9,093
170	Black Knight, Inc. *	9,103
57	Blackline, Inc. *	2,476
73	Coupa Software, Inc. *	4,543
130	DocuSign, Inc. *	6,884
400	Domo, Inc. *	10,920
227	Dropbox, Inc. *	7,359
1,124	First Data Corp. *	23,525
43	HubSpot, Inc. *	5,392
402	Huya, Inc. *	13,222
201	MongoDB, Inc. *	9,976
58	New Relic, Inc. *	5,834
66	Paycom Software, Inc. *	6,523
430	Pivotal Software, Inc. *	10,436
350	Pluralsight, Inc. *	8,557
103	Sailpoint Technologies Holding, Inc. *	2,528
358	SendGrid, Inc. *	9,494
121	Smartsheet, Inc. *	3,142
124	Zuora, Inc. *	3,373
		176,121
	TELECOMMUNICATIONS - 1.9%
89	Arista Networks, Inc. *	22,917
94	Casa Systems, Inc. *	1,535
200	Liberty Latin America Ltd. *	3,876
274	Zayo Group Holdings, Inc. *	9,995
		38,323
	TRANSPORTATION - 0.5%
193	Schneider National, Inc.	5,309
368	US Xpress Enerprises, Inc. *	5,572
		10,881

	TOTAL COMMON STOCK (Cost - $1,871,230)	1,982,627

	SHORT-TERM INVESTMENTS - 7.6%
156,587	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 1.81% **	156,587
	TOTAL SHORT-TERM INVESTMENTS (Cost - $156,587)	156,587

	TOTAL INVESTMENTS - 104.0% (Cost - $2,027,817)	$2,139,214
	LIABILITIES LESS OTHER ASSETS - (4.0)%	(82,336)
	NET ASSETS - 100.0%	$2,056,878

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Liability Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 97.5%
	BANKS - 6.0%
315,000	Regions Financial Corp.	$5,600,700
268,000	SunTrust Banks, Inc.	17,693,360
		23,294,060
	BIOTECHNOLOGY - 4.7%
66,000	Illumina, Inc. *	18,433,140

	CHEMICALS - 5.0%
122,000	Praxair, Inc.	19,294,300

	COMMERCIAL SERVICES - 10.4%
235,000	PayPal Holdings, Inc. *	19,568,450
103,000	S&P Global, Inc.	21,000,670
		40,569,120
	COMPUTERS - 6.6%
86,300	Apple, Inc.	15,974,993
155,000	Fortinet, Inc. *	9,676,650
		25,651,643
	DISTRIBUTION/WHOLESALE - 2.0%
25,000	WW Grainger, Inc.	7,710,000

	DIVERSIFIED FINANCIAL SERVICES - 8.7%
170,000	American Express Co.	16,660,000
34,500	Blackrock, Inc.	17,216,880
		33,876,880
	HEALTHCARE-PRODUCTS - 4.9%
310,000	Abbott Laboratories	18,906,900

	IRON/STEEL - 3.1%
950,000	Vale SA	12,179,000

	LODGING - 7.2%
340,000	Boyd Gaming Corp.	11,784,400
127,000	Marriott International, Inc.	16,078,200
		27,862,600
	MACHINERY-DIVERSIFIED - 3.0%
85,000	IDEX Corp.	11,600,800

	MISCELLANEOUS MANUFACTURING - 4.7%
274,000	Textron, Inc.	18,059,340

	OIL & GAS - 8.0%
200,000	ConocoPhillips	13,924,000
251,000	HollyFrontier Corp.	17,175,930
		31,099,930
	RETAIL - 3.9%
210,000	Kohl’s Corp.	15,309,000

	SEMICONDUCTORS - 4.3%
70,000	NVIDIA Corp.	16,583,000

	SOFTWARE - 10.1%
152,000	Salesforce.com, Inc. *	20,732,800
125,000	Vmware, Inc. *	18,371,250
		39,104,050

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 97.5% (Continued)
	TRANSPORTATION - 4.9%
133,000	Union Pacific Corp.	$18,843,440

	TOTAL COMMON STOCK (Cost - $321,871,794)	378,377,203

	SHORT-TERM INVESTMENTS - 2.5%
9,868,261	Federated Treasury Obligations Fund, Institutional Class, 1.81% **	9,868,261
	TOTAL SHORT-TERM INVESTMENTS (Cost - $9,868,261)	9,868,261

	TOTAL INVESTMENTS - 100.0% (Cost - $331,740,055)	$388,245,464
	LIABILITIES LESS OTHER ASSETS - (0.0)%	(51,558)
	NET ASSETS - 100.0%	$388,193,906

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 98.4%
	AIRLINES - 3.2%
12,600	Southwest Airlines Co.	$641,088

	APPAREL - 6.6%
8,500	NIKE, Inc.	677,280
5,300	Ralph Lauren Corp.	666,316
		1,343,596
	AUTO PARTS & EQUIPMENT - 3.3%
5,100	Cooper-Standard Holdings, Inc. *	666,417

	BANKS - 9.9%
23,700	Bank of America Corp.	668,103
6,400	JPMorgan Chase & Co.	666,880
37,500	Regions Financial Corp.	666,750
		2,001,733
	BIOTECHNOLOGY - 3.4%
8,700	Celgene Corp. *	690,954

	BUILDING MATERIALS - 3.4%
9,700	Masonite International Corp. *	696,945

	CHEMICALS - 3.4%
6,250	LyondellBasell Industries NV	686,563

	COMMERCIAL SERVICES - 2.9%
26,200	Navigant Consulting, Inc. *	580,068

	COMPUTERS - 6.8%
3,800	Apple, Inc.	703,418
30,300	HP, Inc.	687,507
		1,390,925
	COSMETICS/PERSONAL CARE - 3.4%
10,700	Colgate-Palmolive Co.	693,467

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
25,600	Ally Financial, Inc.	672,512

	HEALTHCARE SERVICES - 3.4%
2,800	UnitedHealth Group, Inc.	686,952

	HOUSEWARES - 3.2%
25,600	Newell Brands, Inc.	660,224

	MEDIA - 3.3%
10,700	AMC Networks, Inc. *	665,540

	MISCELLANEOUS MANUFACTURING - 2.8%
8,600	Hexcel Corp.	570,868

	OIL & GAS - 3.4%
15,500	Devon Energy Corp.	681,380

	PHARMACEUTICALS - 3.2%
4,900	McKesson Corp.	653,660

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	RETAIL - 10.2%
5,500	Lululemon Athletica, Inc. *	$686,675
20,500	Sonic Corp.	705,610
11,300	Walgreens Boots Alliance, Inc.	678,169
		2,070,454
	SEMICONDUCTORS - 9.7%
12,900	Micron Technology, Inc. *	676,476
8,500	Qorvo, Inc. *	681,445
11,000	Qualcomm, Inc.	617,320
		1,975,241
	SOFTWARE - 6.6%
2,900	Adobe Systems, Inc. *	707,049
4,550	Electronic Arts, Inc. *	641,641
		1,348,690
	TRANSPORTATION - 3.0%
7,300	CH Robinson Worldwide, Inc.	610,718

	TOTAL COMMON STOCK (Cost - $20,102,288)	19,987,995

	SHORT-TERM INVESTMENTS - 6.0%
1,216,332	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 1.81% **	1,216,332
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,216,332)	1,216,332

	TOTAL INVESTMENTS - 104.4% (Cost - $21,318,620)	$21,204,327
	LIABILITIES LESS OTHER ASSETS - (4.4)%	(889,782)
	NET ASSETS - 100.0%	$20,314,545

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 86.6%
	BANKS - 4.7%
3,000	JPMorgan Chase & Co.	$312,600

	BIOTECHNOLOGY - 4.1%
1,150	Amgen, Inc.	212,279
340	Shire PLC - ADR	57,392
		269,671
	CHEMICALS - 3.6%
2,400	Eastman Chemical Co.	239,904

	DIVERSIFIED FINANCIAL SERVICES - 13.0%
600	BlackRock, Inc.	299,424
4,450	Intercontinental Exchange, Inc.	327,297
2,000	T Rowe Price Group, Inc.	232,180
		858,901
	ELECTRONICS - 3.1%
1,400	Honeywell International, Inc.	201,670

	HAND/MACHINE TOOLS - 3.8%
1,580	Snap-on, Inc.	253,938

	HEALTHCARE PRODUCTS - 5.1%
5,500	Abbott Laboratories	335,445

	HEALTHCARE SERVICES - 5.2%
1,400	UnitedHealth Group, Inc.	343,476

	HOME FURNISHINGS - 2.9%
1,300	Whirlpool Corp.	190,099

	INTERNET - 3.1%
2,500	CDW Corp.	201,975

	LEISURE PRODUCTS - 3.3%
2,400	LCI Industries	216,360

	PHARMACEUTICALS - 3.1%
1,900	AbbVie, Inc.	176,035
500	CVS Health Corp.	32,175
		208,210
	PIPELINES - 6.5%
8,100	Enterprise Products Partners LP	224,127
6,100	MPLX LP	208,254
		432,381
	REAL ESTATE INVESTMENT TRUSTS - 5.9%
3,100	Prologis, Inc.	203,639
8,500	Starwood Property Trust, Inc.	184,535
		388,174

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 86.6% (Continued)
	RETAIL - 4.2%
1,000	Home Depot, Inc.	$195,100
1,700	Starbucks Corp.	83,045
		278,145
	SEMICONDUCTORS - 7.2%
1,200	Broadcom Ltd.	291,168
500	Lam Research Corp.	86,425
1,050	Skyworks Solutions, Inc.	101,482
		479,075
	TOYS/GAMES/HOBBIES - 3.2%
2,300	Hasbro, Inc.	212,313

	TRANSPORTATION - 4.6%
1,350	FedEx Corp.	306,531

	TOTAL COMMON STOCK (Cost - $4,633,366)	5,728,868

	TOTAL INVESTMENTS - 86.6% (Cost - $4,633,366)	$5,728,868
	OTHER ASSETS LESS LIABILITIES - 13.4%	886,339
	NET ASSETS - 100.0%	$6,615,207

ADR - American Depositary Receipt

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 73.8%
	AEROSPACE/DEFENSE - 7.4%
11,213	Boeing Co.	$3,762,074
12,448	Lockheed Martin Corp.	3,677,513
		7,439,587
	AIRLINES - 3.3%
66,319	Delta Air Lines, Inc.	3,285,443

	AUTO PARTS & EQUIPMENT - 2.7%
14,830	Lear Corp.	2,755,562

	BIOTECHNOLOGY - 3.0%
16,350	Amgen, Inc.	3,018,047

	COMPUTERS - 6.4%
20,398	Apple, Inc.	3,775,874
114,554	HP, Inc.	2,599,230
		6,375,104
	DISTRIBUTION/WHOLESALE - 3.8%
12,215	WW Grainger, Inc.	3,767,106

	ELECTRONICS - 3.7%
25,487	Honeywell International, Inc.	3,671,402

	HEALTHCARE-SERVICES - 3.8%
15,444	UnitedHealth Group, Inc.	3,789,031

	IRON/STEEL - 3.6%
78,930	Steel Dynamics, Inc.	3,626,833

	MEDIA - 3.6%
34,414	The Walt Disney Co.	3,606,931

	OIL & GAS - 2.8%
40,272	Marathon Petroleum Corp.	2,825,483

	RETAIL - 18.8%
50,293	Best Buy Company, Inc.	3,750,852
35,232	Darden Resturants, Inc.	3,771,938
38,368	Dollar General Corp.	3,783,085
19,255	Home Depot, Inc.	3,756,651
39,779	The TJX Cos., Inc.	3,786,165
		18,848,691
	SEMICONDUCTORS - 3.8%
34,344	Texas Instruments, Inc.	3,786,426

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 73.8% (Continued)
	SOFTWARE - 7.1%
33,208	Broadridge Financial Solutions, Inc.	$3,822,241
33,672	Microsoft Corp.	3,320,396
		7,142,637

	TOTAL COMMON STOCK (Cost - $58,128,496)	73,938,283

Principal
	UNITED STATES GOVERNMENT SECURITIES - 23.0%
$8,000,000	United States Treasury Notes, 1.375%, 7/31/2019	7,913,438
8,000,000	United States Treasury Notes, 1.125%, 6/30/2021	7,654,375
8,000,000	United States Treasury Notes, 1.375%, 6/30/2023	7,492,812
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $23,097,500)	23,060,625

Shares
	SHORT-TERM INVESTMENTS - 2.1%
2,051,496	Federated Government Obligations Fund, Institutional Shares, 1.57% *	2,051,496
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,051,496)	2,051,496

	TOTAL INVESTMENTS - 98.9% (Cost - $83,277,492)	$99,050,404
	OTHER ASSETS LESS LIABILITIES - 1.1%	1,086,346
	NET ASSETS - 100.0%	$100,136,750

* Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 91.2%
	AEROSPACE/DEFENSE - 4.1%
145,000	Kratos Defense & Security Solutions, Inc. *	$1,668,950

	AGRICULTURE - 5.9%
22,000	Bunge Ltd.	1,533,620
23,500	Imperial Brands PLC - ADR	872,790
		2,406,410
	BEVERAGES - 3.8%
68,600	Distell Group Holdings Ltd. *	693,195
675,000	Marston’s PLC	886,714
		1,579,909
	CHEMICALS - 3.1%
45,000	Mosaic Co. +	1,262,250

	COMPUTERS - 1.3%
46,000	Diebold Nixdorf, Inc.	549,700

	ENTERTAINMENT- 3.9%
50,500	Parques Reunidos Servicios Centrales SAU	807,770
36,000	SeaWorld Entertainment, Inc. * +	785,520
		1,593,290
	ENVIRONMENTAL CONTROL - 4.5%
31,954	Tetra Tech, Inc.	1,869,309

	FOOD - 9.6%
34,950	Campbell Soup Co.	1,416,873
1,125,000	First Pacific Co. Ltd.	543,468
120,000	GrainCorp Ltd.	680,924
16,550	Nestle SA - ADR	1,281,466
		3,922,731
	HEALTHCARE-PRODUCT - 1.7%
696,589	Asaleo Care Ltd.	717,972

	HOUSEHOLD PRODUCTS/WARES - 2.0%
50,000	Reckitt Benckiser Group PLC - ADR	825,750

	INTERNET - 3.3%
37,000	eBay, Inc. *	1,341,620

	INVESTMENT COMPANIES - 2.5%
12,000	Pargesa Holding SA	1,016,365

	OIL & GAS - 4.0%
20,100	Exxon Mobil Corp.	1,662,873

	PHARMACEUTICALS - 9.1%
9,800	Johnson & Johnson	1,189,132
16,550	Novartis AG - ADR	1,250,187
31,900	Sanofi - ADR	1,276,319
		3,715,638
	RETAIL - 4.0%
95,500	Wendy’s Co.	1,640,690

	SEMICONDUCTORS - 8.9%
32,500	Micron Technology, Inc. *	1,704,300
38,500	Synaptics, Inc. +	1,939,245
		3,643,545

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	COMMON STOCK - 91.2% (Continued)
	SOFTWARE - 4.2%
17,300	Microsoft Corp.	$1,705,953

	TELECOMMUNICATIONS - 15.3%
58,000	Ciena Corp. *+	1,537,580
37,500	Cisco Systems, Inc.	1,613,625
137,000	Nokia OYJ - ADR +	787,750
70,000	Orange SA - ADR	1,166,900
48,000	Vodafone Group PLC - ADR	1,166,880
		6,272,735

	TOTAL COMMON STOCK (Cost - $32,163,100)	37,395,690

	MUTUAL FUND - 2.9%
	CLOSED-END FUND - 2.9%
96,500	Sprott Physical Gold and Silver Trust	1,209,145
	TOTAL MUTUAL FUND (Cost - $1,291,122)	1,209,145

	SHORT-TERM INVESTMENTS - 5.8%
2,378,497	Fidelity Institutional Government Portfolio, Institutional Class, 1.53% **	2,378,497
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,378,497)	2,378,497

	TOTAL INVESTMENTS - 99.9% (Cost - $35,832,719)	$40,983,332
	OTHER ASSETS LESS LIABILITIES - 0.1%	38,840
	NET ASSETS - 100.0%	$41,022,172

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	CALL OPTIONS WRITTEN - (0.6)% *
150	Nokia OYJ	Pershing	10/19/2018 - $6.00	$90,000	$4,350
60	Ciena Corp.	Pershing	1/18/2019 - $25.00	150,000	21,840
60	Ciena Corp.	Pershing	1/18/2019 - $26.00	156,000	17,820
60	Mosaic Co.	Pershing	1/18/2019 - $30.00	180,000	13,380
50	Mosaic Co.	Pershing	1/18/2019 - $32.00	160,000	6,500
400	Nokia OYJ	Pershing	1/18/2019 - $6.00	240,000	18,400
350	Nokie OYJ	Pershing	1/18/2019 - $7.00	245,000	6,650
125	SeaWorld Entertainment, Inc.	Pershing	1/18/2019 - $20.00	250,000	50,625
150	Synaptics, Inc.	Pershing	1/18/2019 - $50.00	750,000	94,500
85	Synaptics, Inc.	Pershing	1/18/2019 - $60.00	510,000	24,437
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $198,149)				$258,502

ADR - American Depositary Receipt.

PLC - Public Liability Company

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	COMMON STOCK - 100.2%
	GAS - 4.1%
216,240	Western Gas Equity Partners LP	$7,730,580

	MINING - 0.7%
54,117	US Silica Holdings, Inc.	1,390,266

	OIL & GAS - 3.8%
836	Andeavor	109,666
25,882	EQT GP Holdings LP	608,486
56,842	Marathon Petroleum Corp.	3,988,035
20,808	Phillips 66	2,336,947
805	Valero Energy Corp.	89,218
		7,132,352
	OIL & GAS SERVICES - 3.6%
561,986	Archrock, Inc.	6,743,832

	PIPELINES - 88.0%
281,654	Antero Midstream GP LP	5,311,994
1,399	Buckeye Partners LP	49,175
221,052	Cheniere Energy, Inc. *	14,410,380
263,787	Crestwood Equity Partners LP	8,375,237
240,548	Enbridge, Inc.	8,585,158
828,078	Energy Transfer Equity LP	14,284,346
525,438	EnLink Midstream LLC	8,643,455
162,538	Enterprise Products Partners LP	4,497,426
501,230	Kinder Morgan, Inc.	8,856,734
29,116	Magellan Midstream Partners LP	2,011,333
213,728	NuStar GP Holdings LLC	2,650,227
182,766	ONEOK, Inc.	12,762,550
244,445	Pembina Pipeline Corp.	8,457,797
592,706	Plains GP Holdings LP	14,171,600
334,442	SemGroup Corp.	8,494,827
385,619	Tallgrass Energy GP LP	8,545,317
305,834	Targa Resources Corp.	15,135,725
190,899	TransCanada Corp.	8,246,837
455,268	Williams Cos., Inc.	12,342,316
		165,832,434

	TOTAL COMMON STOCK (Cost - $186,763,761)	188,829,464

	SHORT-TERM INVESTMENTS - 0.1%
137,788	Federated US Treasury Cash Reserves Fund, Institutional Class, 1.45% **	137,788
	TOTAL SHORT-TERM INVESTMENTS (Cost - $137,788)	137,788

	TOTAL INVESTMENTS - 100.3% (Cost - $186,901,549)	$188,967,252
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(462,069)
	NET ASSETS - 100.0%	$188,505,183

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2018

	Catalyst			Catalyst
	Small-Cap Insider	Catalyst Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund

ASSETS:
Investment in Securities, at Cost	$18,008,245	$51,756,851	$2,027,817	$331,740,055	$21,318,620
Investment in Securities, at Value	$19,174,631	$58,942,923	$2,139,214	$388,245,464	$21,204,327
Receivable for securities sold	520,203	—	51,964	—	3,867,195
Receivable for Fund shares sold	—	10,345	—	657,173	100,112
Dividends and interest receivable	1,763	17,634	986	170,417	8,223
Due from Manager	—	—	2,674	—	—
Prepaid expenses and other assets	33,673	30,952	10,031	45,073	27,474
Total Assets	19,730,270	59,001,854	2,204,869	389,118,127	25,207,331

LIABILITIES:
Payable for securities purchased	519,885	—	127,749	—	4,850,062
Payable for Fund shares redeemed	43	8,239	—	446,172	5,000
Management fees payable	18,402	62,117	—	273,259	8,708
Trustee fee payable	2,713	2,721	2,725	2,724	2,007
Payable to related parties	1,984	4,154	1,215	20,659	1,045
Compliance Officer fees payable	—	138	31	354	2,953
Accrued 12b-1 fees	5,103	42,738	630	148,126	6,758
Accrued expenses and other liabilities	18,732	26,704	15,641	32,927	16,253
Total Liabilities	566,862	146,811	147,991	924,221	4,892,786

Net Assets	$19,163,408	$58,855,043	$2,056,878	$388,193,906	$20,314,545

NET ASSETS CONSIST OF:
Paid in capital	$47,880,326	$71,181,189	$1,722,570	$302,585,071	$19,945,414
Accumulated net investment income (loss)	—	(339,934)	33	—	5,115
Accumulated net realized gain (loss) on investments	(29,883,304)	(19,172,284)	222,878	29,103,426	478,309
Net unrealized appreciation (depreciation) on investments	1,166,386	7,186,072	111,397	56,505,409	(114,293)
Net Assets	$19,163,408	$58,855,043	$2,056,878	$388,193,906	$20,314,545

Class A
Net Assets	$10,647,592	$29,682,485	$838,837	$139,479,020	$6,274,647
Shares of beneficial interest outstanding (a)	634,124	1,601,618	55,849	6,196,889	578,983
Net asset value per share (Net assets/shares outstanding)	$16.79	$18.53	$15.02	$22.51	$10.84
Maximum offering price per share (b)	$17.81	$19.66	$15.94	$23.88	$11.50
Minimum redemption price per share (c)	$16.62	$18.34	$14.87	$22.28	$10.73

Class C
Net Assets	$3,468,640	$14,296,671	$159,298	$58,215,609	$6,167,225
Shares of beneficial interest outstanding (a)	217,149	782,108	10,841	2,727,293	585,472
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.97	$18.28	$14.69	$21.35	$10.53

Class I
Net Assets	$5,047,176	$14,875,887	$1,058,743	$190,499,277	$7,872,673
Shares of beneficial interest outstanding (a)	299,125	794,928	70,071	8,386,044	721,278
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$16.87	$18.71	$15.11	$22.72	$10.91

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2018

	Catalyst/Groesbeck	Catalyst/Lyons
	Growth of	Tactical	Catalyst/MAP	Catalyst MLP &
	Income Fund	Allocation Fund	Global Equity Fund	Infrastructure Fund

ASSETS:
Investment in Securities, at Cost	$4,633,366	$83,277,492	$35,832,719	$186,901,549
Investment in Securities, at Value	$5,728,868	$99,050,404	$40,983,332	$188,967,252
Cash	880,528	209	—	315,497
Receivable for securities sold	—	24,125,831	61,217	749,887
Receivable for Fund shares sold	—	185,713	43,000	303,943
Dividends and interest receivable	7,659	120,742	256,999	181,999
Prepaid expenses and other assets	19,193	36,087	23,907	39,055
Total Assets	6,636,248	123,518,986	41,368,455	190,557,633

LIABILITIES:
Payable for securities purchased	—	23,144,775	—	1,450,419
Payable for Fund shares redeemed	—	37,583	2,583	304,403
Options written (premiums received $0, $0, $198,149, $0)	—	—	258,502	—
Management fees payable	577	98,297	31,180	183,828
Trustee fee payable	2,712	2,713	2,705	2,711
Payable to related parties	858	5,953	3,263	10,247
Compliance Officer fees payable	—	255	174	457
Accrued 12b-1 fees	966	69,137	24,127	62,925
Accrued expenses and other liabilities	15,928	23,523	23,749	37,460
Total Liabilities	21,041	23,382,236	346,283	2,052,450

Net Assets	$6,615,207	$100,136,750	$41,022,172	$188,505,183

NET ASSETS CONSIST OF:
Paid in capital	$5,366,066	$83,652,735	$32,544,736	$195,346,717
Accumulated net investment income (loss)	34,606	173,216	(109,695)	7,143,053
Accumulated net realized gain (loss) on investments and options written	119,033	537,887	3,500,016	(16,050,456)
Net unrealized appreciation on investments and options written and foreign currency translations	1,095,502	15,772,912	5,087,115	2,065,869
Net Assets	$6,615,207	$100,136,750	$41,022,172	$188,505,183

Class A
Net Assets	$4,032,073	$39,834,797	$12,314,289	$50,623,777
Shares of beneficial interest outstanding (a)	415,173	2,354,649	803,267	9,231,804
Net asset value per share (Net assets/shares outstanding)	$9.71	$16.92	$15.33	$5.48
Maximum offering price per share (b)	$10.30	$17.95	$16.27	$5.81
Minimum redemption price per share (c)	$9.61	$16.75	$15.18	$5.43

Class C
Net Assets	$190,554	$25,768,713	$10,036,597	$30,077,835
Shares of beneficial interest outstanding (a)	20,188	1,548,518	664,449	5,489,162
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.44	$16.64	$15.11	$5.48

Class I
Net Assets	$2,392,580	$34,533,240	$18,671,286	$107,803,571
Shares of beneficial interest outstanding (a)	244,994	2,042,490	1,218,589	19,611,685
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.77	$16.91	$15.32	$5.50

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2018

	Catalyst	Catalyst		Catalyst
	Small-Cap Insider	Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund

Investment Income:
Dividend income	$101,583	$593,530	$8,648	$4,296,766	$207,148
Interest income	3,304	7,118	1,124	101,289	5,784
Securities lending - net	18,556	—	—	—	9,835
Foreign tax withheld	—	(1,385)	(10)	—	—
Total Investment Income	123,443	599,263	9,762	4,398,055	222,767

Operating Expenses:
Investment management fees	220,226	603,601	19,867	3,484,481	123,342
12b-1 Fees:
Class A	24,512	77,944	1,418	356,225	10,879
Class C	37,167	154,294	1,099	523,693	48,344
Registration fees	51,606	47,523	14,216	51,030	44,133
Administration fees	10,944	20,867	9,757	93,773	8,620
Transfer agent fees	4,146	9,323	227	37,439	2,155
Audit fees	12,249	12,249	12,249	12,225	11,431
Trustees’ fees	10,452	10,452	10,460	10,460	9,741
Management services fees	9,193	19,366	5,316	86,985	7,598
Legal fees	6,811	6,742	6,756	8,641	8,226
Compliance officer fees	5,869	7,066	5,512	19,972	8,734
Custody fees	4,803	7,170	4,800	32,971	4,479
Networking fees	4,360	44,078	1,988	247,625	3,325
Printing expense	3,394	9,398	182	45,581	2,191
Insurance expense	400	1,243	18	4,988	209
Miscellaneous expense	1,967	2,115	2,077	10,544	1,828
Total Operating Expenses	408,099	1,033,431	95,942	5,026,633	295,235
Less: Expenses waived/reimbursed by Manager	(82,177)	(47,148)	(70,332)	(309,787)	(81,377)
Net Operating Expenses	325,922	986,283	25,610	4,716,846	213,858

Net Investment Income (Loss)	(202,479)	(387,020)	(15,848)	(318,791)	8,909

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments	3,456,140	9,503,633	239,079	34,238,659	1,175,265
Net realized gain	3,456,140	9,503,633	239,079	34,238,659	1,175,265

Net change in unrealized appreciation (depreciation) on:
Investments	(139,026)	1,521,443	23,523	16,576,156	(320,056)
Net change in unrealized appreciation (depreciation)	(139,026)	1,521,443	23,523	16,576,156	(320,056)

Net Realized and Unrealized Gain on Investments	3,317,114	11,025,076	262,602	50,814,815	855,209

Net Increase in Net Assets Resulting From Operations	$3,114,635	$10,638,056	$246,754	$50,496,024	$864,118

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2018

	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/MAP	Catalyst MLP &
	Growth of	Tactical Allocation	Global Equity	Infrastructure
	Income Fund	Fund	Fund	Fund

Investment Income:
Dividend Income	$177,231	$1,956,732	$935,670	$9,046,175
Interest Income	3,090	21,997	32,710	4,688
Foreign tax withheld	—	—	(49,901)	(133,121)
Total Investment Income	180,321	1,978,729	918,479	8,917,742

Operating Expenses:
Investment management fees	71,924	1,159,524	403,699	1,995,734
12b-1 fees:
Class A	12,101	113,339	34,460	114,400
Class C	2,913	255,977	112,514	221,154
Registration fees	24,926	50,026	44,299	67,235
Audit fees	12,249	12,249	14,250	12,249
Compliance officer fees	10,458	13,083	9,397	14,232
Trustees’ fees	10,444	10,452	10,443	10,452
Legal fees	8,296	7,132	7,937	9,231
Administration fees	7,369	28,245	17,162	49,332
Transfer agent fees	295	8,759	4,856	13,700
Management services fees	6,713	27,022	14,606	42,585
Networking fees	3,202	51,342	26,429	117,781
Custody fees	3,079	10,233	7,435	25,842
Printing expense	746	11,900	6,809	42,459
Insurance expense	130	1,858	693	2,698
Miscellaneous expense	1,962	1,968	2,577	11,112
Total Operating Expenses	176,807	1,763,109	717,566	2,750,196
Less: Expenses waived/reimbursed by Manager	(82,728)	(234,191)	(53,577)	(177,202)
Net Operating Expenses	94,079	1,528,918	663,989	2,572,994

Net Investment Income	86,242	449,811	254,490	6,344,748

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	602,246	4,189,817	3,511,601	(12,058,816)
Options written	—	—	22,498	—
Foreign currency transactions	—	—	(5,956)	48
Net realized gain (loss)	602,246	4,189,817	3,528,143	(12,058,768)

Net change in unrealized appreciation (depreciation) on:
Investments	(56,791)	8,780,720	(462,374)	3,634,597
Options written	—	—	(107,473)	—
Foreign currency translations	—	—	(1,133)	(1,124)
Net change in unrealized appreciation (depreciation)	(56,791)	8,780,720	(570,980)	3,633,473

Net Realized and Unrealized Gain (Loss) on Investments	545,455	12,970,537	2,957,163	(8,425,295)

Net Increase (Decrease) in Net Assets Resulting From Operations	$631,697	$13,420,348	$3,211,653	$(2,080,547)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Insider Buying Fund		Catalyst IPOx Allocation Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income (loss)	$(202,479)	$91,765	$(387,020)	$274,997	$(15,848)	$(6,925)
Net realized gain on investments	3,456,140	4,163,911	9,503,633	13,424,185	239,079	65,901
Net change in unrealized appreciation (depreciation) on investments	(139,026)	(1,051,078)	1,521,443	384,909	23,523	60,167
Net increase in net assets resulting from operations	3,114,635	3,204,598	10,638,056	14,084,091	246,754	119,143

Distributions to Shareholders from:
Net investment income
Class A	—	(100,069)	—	—	—	—
Class I	(8,460)	(37,545)	—	—	—	—
Net realized gains
Class A	—	—	—	—	(12,385)	(1,607)
Class C	—	—	—	—	(2,883)	(79)
Class I	—	—	—	—	(13,714)	(3,172)

Total distributions to shareholders	(8,460)	(137,614)	—	—	(28,982)	(4,858)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,980,722	877,721	3,749,026	1,380,640	265,435	594,368
Class C	122,043	259,818	286,692	264,097	109,480	40,202
Class I	1,889,994	2,088,115	4,104,706	4,306,979	469,352	834,304
Reinvestment of distributions
Class A	—	84,770	—	—	12,163	1,607
Class C	—	—	—	—	2,883	65
Class I	6,564	30,012	—	—	7,566	696
Cost of shares redeemed
Class A	(4,219,946)	(9,106,981)	(16,360,448)	(54,207,977)	(59,958)	(231,111)
Class C	(1,256,685)	(3,197,742)	(6,662,802)	(18,773,172)	(16,429)	(10)
Class I	(1,926,244)	(2,364,604)	(4,560,746)	(13,147,909)	(75,839)	(478,359)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,403,552)	(11,328,891)	(19,443,572)	(80,177,342)	714,653	761,762

Total Increase (Decrease) in Net Assets	(297,377)	(8,261,907)	(8,805,516)	(66,093,251)	932,425	876,047

Net Assets:
Beginning of year	19,460,785	27,722,692	67,660,559	133,753,810	1,124,453	248,406
End of year*	$19,163,408	$19,460,785	$58,855,043	$67,660,559	$2,056,878	$1,124,453
* Includes accumulated net investment income (loss) at end of year of:	$—	$(66,299)	$(339,934)	$64,960	$33	$48

Share Activity:
Class A
Shares Sold	116,463	64,430	206,792	98,085	17,758	49,701
Shares Reinvested	—	6,016	—	—	895	140
Shares Redeemed	(280,487)	(673,336)	(985,959)	(3,840,324)	(4,514)	(18,390)
Net increase (decrease) in shares of Beneficial interest	(164,024)	(602,890)	(779,167)	(3,742,240)	14,139	31,451

Class C
Shares Sold	8,230	19,093	15,974	18,866	8,207	3,268
Shares Reinvested	—	—	—	—	215	6
Shares Redeemed	(85,704)	(247,106)	(407,535)	(1,330,468)	(1,172)	(1)
Net increase (decrease) in shares of Beneficial interest	(77,474)	(228,013)	(391,561)	(1,311,602)	7,250	3,273

Class I
Shares Sold	113,394	151,407	237,971	295,376	32,186	68,547
Shares Reinvested	387	2,124	—	—	554	61
Shares Redeemed	(126,564)	(175,158)	(266,827)	(924,598)	(5,733)	(39,183)
Net increase (decrease) in shares of Beneficial interest	(12,783)	(21,627)	(28,856)	(629,222)	27,007	29,425

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

					Catalyst/Groesbeck
	Catalyst Dynamic Alpha Fund		Catalyst Buyback Strategy Fund		Growth of Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income (loss)	$(318,791)	$323,081	$8,909	$(34,699)	$86,242	$92,029
Net realized gain on investments	34,238,659	13,587,690	1,175,265	1,902,888	602,246	2,002,064
Net change in unrealized appreciation (depreciation) on investments	16,576,156	17,412,783	(320,056)	389,783	(56,791)	(486,282)
Net increase in net assets resulting from operations	50,496,024	31,323,554	864,118	2,257,972	631,697	1,607,811

Distributions to Shareholders from:
Net investment income
Class A	—	—	—	(9,449)	(47,048)	(114,401)
Class C	—	—	—	—	(1,120)	(4,862)
Class I	(28,611)	—	—	(10,096)	(26,059)	(10,061)
Net realized gains
Class A	(3,212,610)	—	(605,789)	—	(541,034)	(1,980,772)
Class C	(1,291,868)	—	(825,167)	—	(36,561)	(112,514)
Class I	(3,641,838)	—	(259,213)	—	(231,078)	(206,172)

Total distributions to shareholders	(8,174,927)	—	(1,690,169)	(19,545)	(882,900)	(2,428,782)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	42,474,777	75,394,699	4,046,080	66,260	34,565	2,863,171
Class C	24,398,223	23,264,669	2,616,492	141,286	7,573	11,083
Class I	131,088,617	75,144,516	7,435,632	249,214	502,020	6,054,289
Reinvestment of distributions
Class A	3,088,210	—	378,390	6,651	557,678	1,942,513
Class C	1,239,287	—	649,052	—	34,902	97,771
Class I	2,764,790	—	210,548	6,950	256,035	216,233
Cost of shares redeemed
Class A	(61,196,798)	(50,336,130)	(1,371,961)	(1,576,466)	(2,072,821)	(7,279,482)
Class C	(16,127,796)	(14,112,926)	(922,800)	(1,585,229)	(132,034)	(174,962)
Class I	(52,209,640)	(17,582,434)	(853,899)	(1,227,200)	(175,325)	(13,249,225)
Net increase (decrease) in net assets from share transactions of beneficial interest	75,519,670	91,772,394	12,187,534	(3,918,534)	(987,407)	(9,518,609)

Total Increase (Decrease) in Net Assets	117,840,767	123,095,948	11,361,483	(1,680,107)	(1,238,610)	(10,339,580)

Net Assets:
Beginning of year	270,353,139	147,257,191	8,953,062	10,633,169	7,853,817	18,193,397
End of year*	$388,193,906	$270,353,139	$20,314,545	$8,953,062	$6,615,207	$7,853,817
* Includes accumulated net investment income (loss) at end of year of:	$—	$25,898	$5,115	$—	$34,606	$32,751

Share Activity:
Class A
Shares Sold	1,939,424	4,129,729	370,376	6,063	3,418	265,932
Shares Reinvested	141,401	—	35,697	613	56,032	206,741
Shares Redeemed	(2,845,549)	(2,776,385)	(120,581)	(145,004)	(203,459)	(613,909)
Net increase (decrease) in shares of Beneficial interest	(764,724)	1,353,344	285,492	(138,328)	(144,009)	(141,236)

Class C
Shares Sold	1,167,319	1,310,752	240,738	13,054	759	1,075
Shares Reinvested	59,581	—	62,771	—	3,608	10,659
Shares Redeemed	(778,682)	(806,085)	(83,281)	(151,255)	(13,896)	(15,107)
Net increase (decrease) in shares of Beneficial interest	448,218	504,667	220,228	(138,201)	(9,529)	(3,373)

Class I
Shares Sold	6,020,477	3,972,373	674,182	23,040	49,940	497,724
Shares Reinvested	125,558	—	19,751	639	25,580	22,802
Shares Redeemed	(2,353,535)	(957,975)	(77,371)	(109,860)	(17,620)	(1,002,457)
Net increase (decrease) in shares of Beneficial interest	3,792,500	3,014,398	616,562	(86,181)	57,900	(481,931)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Tactical
	Allocation Fund		Catalyst/MAP Global Equity Fund		Catalyst MLP & Infrastructure Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income	$449,811	$798,552	$254,490	$445,532	$6,344,748	$3,501,745
Net realized gain (loss) on investments	4,189,817	7,155,898	3,528,143	314,030	(12,058,768)	4,706,628
Net change in unrealized appreciation (depreciation) on investments	8,780,720	6,834,372	(570,980)	4,986,803	3,633,473	(9,668,971)
Net increase (decrease) in net assets resulting from operations	13,420,348	14,788,822	3,211,653	5,746,365	(2,080,547)	(1,460,598)

Distributions to Shareholders from:
Net investment income
Class A	(557,457)	(708,771)	(193,857)	(248,822)	(347,136)	(1,302,555)
Class C	(160,687)	(164,333)	(132,547)	(27,250)	(120,499)	(337,778)
Class I	(356,581)	(285,453)	(313,378)	(39,847)	(517,010)	(1,418,068)
Net realized gains
Class A	(513,726)	—	(152,753)	(120,872)	—	—
Class C	(340,544)	—	(147,686)	(37,420)	—	—
Class I	(273,091)	—	(198,296)	(15,796)	—	—
Return of capital
Class A	—	—	—	—	(4,873,340)	(2,489,798)
Class C	—	—	—	—	(2,312,644)	(788,186)
Class I	—	—	—	—	(10,309,380)	(3,649,364)

Total distributions to shareholders	(2,202,086)	(1,158,557)	(1,138,517)	(490,007)	(18,480,009)	(9,985,749)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	18,835,644	8,999,391	3,608,318	6,447,887	28,366,278	46,083,194
Class C	3,946,009	5,753,309	2,720,522	4,926,784	16,947,252	15,062,112
Class I	18,799,750	13,744,020	13,458,697	5,603,422	96,724,341	72,688,906
Reinvestment of distributions
Class A	1,017,509	645,716	286,977	261,829	3,169,057	2,481,756
Class C	472,127	149,048	231,011	54,534	1,697,597	802,265
Class I	576,381	274,838	418,713	37,285	9,870,951	4,558,112
Cost of shares redeemed
Class A	(30,931,812)	(27,105,271)	(14,638,269)	(10,132,371)	(25,003,416)	(17,779,074)
Class C	(9,170,122)	(16,616,329)	(5,006,573)	(1,400,413)	(4,013,095)	(2,520,768)
Class I	(9,677,427)	(8,465,955)	(3,069,083)	(510,212)	(58,396,976)	(21,392,477)
Net increase (decrease) in net assets from share transactions of beneficial interest	(6,131,941)	(22,621,233)	(1,989,687)	5,288,745	69,361,989	99,984,026

Total Increase (Decrease) in Net Assets	5,086,321	(8,990,968)	83,449	10,545,103	48,801,433	88,537,679

Net Assets:
Beginning of year	95,050,429	104,041,397	40,938,723	30,393,620	139,703,750	51,166,071
End of year*	$100,136,750	$95,050,429	$41,022,172	$40,938,723	$188,505,183	$139,703,750
* Includes accumulated net investment income (loss) at end of year of:	$173,216	$798,130	$(109,695)	$439,025	$7,143,053	$3,540,436

Share Activity:
Class A
Shares Sold	1,148,519	626,638	241,230	473,589	5,061,984	6,577,467
Shares Reinvested	63,082	44,810	19,629	20,313	573,523	364,395
Shares Redeemed	(1,923,446)	(1,896,576)	(996,749)	(745,356)	(4,415,692)	(2,536,613)
Net increase (decrease) in shares of Beneficial interest	(711,845)	(1,225,128)	(735,890)	(251,454)	1,219,815	4,405,249

Class C
Shares Sold	245,687	402,625	184,190	350,952	3,003,420	2,163,584
Shares Reinvested	29,619	10,474	15,965	4,257	308,808	117,846
Shares Redeemed	(592,684)	(1,179,940)	(337,567)	(104,824)	(716,163)	(370,631)
Net increase (decrease) in shares of Beneficial interest	(317,378)	(766,841)	(137,412)	250,385	2,596,065	1,910,799

Class I
Shares Sold	1,136,896	945,860	910,142	412,621	17,029,809	10,247,683
Shares Reinvested	35,800	19,099	28,699	2,893	1,790,555	665,224
Shares Redeemed	(621,864)	(591,763)	(203,842)	(37,891)	(10,531,844)	(3,098,019)
Net increase in shares of Beneficial interest	550,832	373,196	734,999	377,623	8,288,520	7,814,888

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$13.96	$12.39	$15.23	$18.31		$13.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.16)	0.07	0.02	0.07		0.18
Net realized and unrealized gain (loss) on investments	2.99	1.59	(2.78)	(3.14)		4.97
Total from investment operations	2.83	1.66	(2.76)	(3.07)		5.15

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	(0.08)	(0.01)		(0.12)
Total distributions	—	(0.09)	(0.08)	(0.01)		(0.12)

Net asset value, end of year	$16.79	$13.96	$12.39	$15.23		$18.31

Total return (B)	20.27%	13.38%	(18.13)%	(16.74	)% (C)	38.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,648	$11,145	$17,356	$41,704		$71,084
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.20%	2.13%	1.95%	1.79%		1.84%
Expenses, net waiver and reimbursement (D)	1.75%	1.75%	1.75%	1.68%		1.55%
Net investment income (loss), before waiver and reimbursement (D)(E)	(1.49)%	0.14%	(0.06)%	0.33%		0.82%
Net investment income (loss), net waiver and reimbursement (D)(E)	(1.04)%	0.51%	0.14%	0.44%		1.11%
Portfolio turnover rate	188%	228%	189%	214%		231%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$13.38	$11.89	$14.63	$17.71		$12.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.26)	(0.03)	(0.07)	(0.05)		0.05
Net realized and unrealized gain (loss) on investments	2.85	1.52	(2.67)	(3.03)		4.83
Total from investment operations	2.59	1.49	(2.74)	(3.08)		4.88

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.04)
Total distributions	—	—	—	—		(0.04)

Net asset value, end of year	$15.97	$13.38	$11.89	$14.63		$17.71

Total return (B)	19.36%	12.53%	(18.73)%	(17.39	)% (C)	37.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,469	$3,943	$6,213	$13,702		$17,503
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.95%	2.88%	2.70%	2.54%		2.59%
Expenses, net waiver and reimbursement (D)	2.50%	2.50%	2.50%	2.43%		2.30%
Net investment income (loss), before waiver and reimbursement (D,E)	(2.24)%	(0.61)%	(0.80)%	0.42%		0.05%
Net investment income (loss), net waiver and reimbursement (D,E)	(1.79)%	(0.24)%	(0.60)%	0.31%		0.34%
Portfolio turnover rate	188%	228%	189%	214%		231%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$14.02	$12.46	$15.39	$18.47		$13.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.13)	0.10	0.05	0.13		0.23
Net realized and unrealized gain (loss) on investments	3.01	1.60	(2.82)	(3.17)		5.00
Total from investment operations	2.88	1.70	(2.77)	(3.04)		5.23

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.14)	(0.16)	(0.04)		(0.15)
Total distributions	(0.03)	(0.14)	(0.16)	(0.04)		(0.15)

Net asset value, end of year	$16.87	$14.02	$12.46	$15.39		$18.47

Total return (B)	20.53%	13.65%	(17.95)%	(16.47	)% (C)	39.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,047	$4,373	$4,154	$15,087		$7,999
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.95%	1.88%	1.70%	1.54%		1.59%
Expenses, net waiver and reimbursement (D)	1.50%	1.50%	1.50%	1.45%		1.30%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.27)%	0.32%	0.20%	0.71%		1.07%
Net investment income (loss), net waiver and reimbursement (D,E)	(0.82)%	0.70%	0.40%	0.81%		1.37%
Portfolio turnover rate	188%	228%	189%	214%		231%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$15.46	$13.28	$15.03	$15.86		$12.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	0.06	(0.04)	0.07		0.12
Net realized and unrealized gain (loss) on investments	3.15	2.12	(1.71)	(0.30)		3.26
Total from investment operations	3.07	2.18	(1.75)	(0.23)		3.38

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.05)		(0.02)
From net realized gains on investments	—	—	—	(0.54)		(0.15)
From paid in capital	—	—	—	(0.01)		—
Total distributions	—	—	—	(0.60)		(0.17)

Net asset value, end of year	$18.53	$15.46	$13.28	$15.03		$15.86

Total return (B)	19.86%	16.42%	(11.64)%	(1.44)%		26.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,682	$36,804	$81,330	$228,894		$212,047
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.58%	1.50%	1.49%	1.47%		1.49%
Expenses, net waiver and reimbursement (D)	1.50%	1.50%	1.49%	1.47%		1.47%
Net investment income (loss), before waiver and reimbursement (D,E)	(0.57)%	0.44%	(0.26)%	0.46%		0.79%
Net investment income (loss), net waiver and reimbursement (D,E)	(0.49)%	0.44%	(0.26)%	0.46%		0.81%
Portfolio turnover rate	153%	160%	167%	293%		185%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$15.36	$13.30	$15.16	$16.05		$12.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.21)	(0.04)	(0.14)	(0.06)		0.01
Net realized and unrealized gain (loss) on investments	3.13	2.10	(1.72)	(0.28)		3.29
Total from investment operations	2.92	2.06	(1.86)	(0.34)		3.30

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	) (C)	—
From net realized gains on investments	—	—	—	(0.54)		(0.15)
From paid in capital	—	—	—	(0.01)		—
Total distributions	—	—	—	(0.55)		(0.15)

Net asset value, end of year	$18.28	$15.36	$13.30	$15.16		$16.05

Total return (B)	19.01%	15.49%	(12.27)%	(2.12)%		25.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,297	$18,030	$33,042	$66,069		$36,144
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.33%	2.25%	2.24%	2.22%		2.24%
Expenses, net waiver and reimbursement (D)	2.25%	2.25%	2.24%	2.22%		2.22%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.32)%	(0.30)%	(0.99)%	(0.37)%		0.05%
Net investment income (loss), net waiver and reimbursement (D,E)	(1.24)%	(0.30)%	(0.99)%	(0.37)%		0.07%
Portfolio turnover rate	153%	160%	167%	293%		185%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014(A)

Net asset value, beginning of year/period	$15.57	$13.34	$15.05		$15.86	$15.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	0.10	(0.00	) (C)	0.06	0.00	(C)
Net realized and unrealized gain (loss) on investments	3.19	2.13	(1.71)		(0.25)	0.08
Total from investment operations	3.14	2.23	(1.71)		(0.19)	0.08

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.07)	—
From net realized gains on investments	—	—	—		(0.54)	—
From paid in capital	—	—	—		(0.01)	—
Total distributions	—	—	—		(0.62)	—

Net asset value, end of year/period	$18.71	$15.57	$13.34		$15.05	$15.86

Total return (D)	20.17%	16.72%	(11.36)%		(1.16)%	0.51	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$14,876	$12,827	$19,381		$68,304	$216
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.33%	1.25%	1.24%		1.22%	1.48	% (F)
Expenses, net waiver and reimbursement (G)	1.25%	1.25%	1.24%		1.22%	1.25	% (F)
Net investment income (loss), before waiver and reimbursement (G,H)	(0.39)%	0.70%	(0.02)%		0.42%	0.09	% (F)
Net investment income (loss), net waiver and reimbursement(G,H)	(0.31)%	0.70%	(0.02)%		0.42%	0.32	% (F)
Portfolio turnover rate	153%	160%	167%		293%	185%

(A)	The Catalyst Insider Buying Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$12.71	$10.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.18)	(0.15)	(0.07)
Net realized and unrealized gain on investments	2.80	2.75	0.32
Total from investment operations	2.62	2.60	0.25

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.31)	(0.14)	—
Total distributions	(0.31)	(0.14)	—

Net asset value, end of year/period	$15.02	$12.71	$10.25

Total return (C)	20.87%	25.49%	2.50	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$839	$530	$105
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	7.32%	11.75%	32.12	% (E)
Expenses, net waiver and reimbursement (F)	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(6.60)%	(9.30)%	(31.01	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.27)%	(1.22)%	(1.02	)% (E)
Portfolio turnover rate	149%	151%	62	% (D)

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$12.54	$10.19	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain on investments	2.73	2.71	0.32
Total from investment operations	2.46	2.49	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.31)	(0.14)	—
Total distributions	(0.31)	(0.14)	—

Net asset value, end of year/period	$14.69	$12.54	$10.19

Total return (C)	19.86%	24.55%	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$159	$45	$3
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	8.07%	12.50%	32.87	% (E)
Expenses, net waiver and reimbursement (F)	2.74%	2.74%	2.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(7.31)%	(10.06)%	(32.69	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.98)%	(1.87)%	(1.87	)% (E)
Portfolio turnover rate	149%	151%	62	% (D)

(A)	The Catalyst IPOx Allocation Fund Class A and Class C shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$12.75	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.14)	(0.11)	(0.06)
Net realized and unrealized gain on investments	2.81	2.74	0.32
Total from investment operations	2.67	2.63	0.26

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.31)	(0.14)	—
Total distributions	(0.31)	(0.14)	—

Net asset value, end of year/period	$15.11	$12.75	$10.26

Total return (C)	21.20%	25.76%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,059	$549	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	7.07%	11.50%	31.87	% (E)
Expenses, net waiver and reimbursement (F)	1.74%	1.74%	1.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(6.32)%	(10.70)%	(31.26	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.99)%	(0.94)%	(0.84	)% (E)
Portfolio turnover rate	149%	151%	62	% (D)

(A)	The Catalyst IPOx Allocation Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$19.64	$16.54	$16.39	$15.43	$12.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	0.05	(0.02)	(0.01)	(0.00	) (C)
Net realized and unrealized gain on investments	3.40	3.05	0.39	2.56	4.26
Total from investment operations	3.38	3.10	0.37	2.55	4.26

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.51)	—	(0.22)	(1.59)	(1.23)
Total distributions	(0.51)	—	(0.22)	(1.59)	(1.23)

Net asset value, end of year	$22.51	$19.64	$16.54	$16.39	$15.43

Total return (B)	17.28%	18.74%	2.31%	16.98%	35.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$139,479	$136,717	$92,749	$111,493	$31,000
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.44%	1.51%	1.52%	1.56%
Expenses, net waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss), before waiver and reimbursement	(0.18)%	0.16%	(0.28)%	(0.22)%	(0.20)%
Net investment income (loss), net waiver and reimbursement	(0.09)%	0.26%	(0.13)%	(0.05)%	0.01%
Portfolio turnover rate	87%	95%	119%	84%	108%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$18.79	$15.94	$15.92	$15.14	$12.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.17)	(0.09)	(0.13)	(0.12)	(0.10)
Net realized and unrealized gain on investments	3.24	2.94	0.37	2.49	4.19
Total from investment operations	3.07	2.85	0.24	2.37	4.09

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.51)	—	(0.22)	(1.59)	(1.23)
Total distributions	(0.51)	—	(0.22)	(1.59)	(1.23)

Net asset value, end of year	$21.35	$18.79	$15.94	$15.92	$15.14

Total return (B)	16.41%	17.88%	1.55%	16.07%	34.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,216	$42,815	$28,282	$12,696	$608
Ratios to average net assets
Expenses, before waiver and reimbursement	2.19%	2.19%	2.26%	2.27%	2.31%
Expenses, net waiver and reimbursement	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment loss, before waiver and reimbursement	(0.93)%	(0.60)%	(1.02)%	(0.94)%	(0.95)%
Net investment loss, net waiver and reimbursement	(0.84)%	(0.50)%	(0.85)%	(0.77)%	(0.74)%
Portfolio turnover rate	87%	95%	119%	84%	108%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$19.77		$16.61	$16.41	$15.43	$15.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04		0.08	0.02	0.04	0.01
Net realized and unrealized gain on investments	3.42		3.08	0.40	2.53	0.12
Total from investment operations	3.46		3.16	0.42	2.57	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (C)	—	—	—	—
From net realized gains on investments	(0.51)		—	(0.22)	(1.59)	—
Total distributions	(0.51)		—	(0.22)	(1.59)	—

Net asset value, end of year/period	$22.72		$19.77	$16.61	$16.41	$15.43

Total return (D)	17.60%		19.02%	2.61%	17.12%	0.85	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$190,499		$90,821	$26,226	$24,187	$118
Ratios to average net assets
Expenses, before waiver and reimbursement	1.19%		1.19%	1.26%	1.27%	1.51	% (F)
Expenses, net waiver and reimbursement	1.10%		1.10%	1.10%	1.10%	1.10	% (F)
Net investment income (loss), before waiver and reimbursement	0.08%		0.37%	(0.03)%	0.10%	0.18	% (F)
Net investment income, net waiver and reimbursement	0.17%		0.45%	0.13%	0.27%	0.59	% (F)
Portfolio turnover rate	87%		95%	119%	84%	108	% (E)

(A)	The Catalyst Dynamic Alpha Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)

Net asset value, beginning of year/period	$11.81	$9.48	$9.71	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.03	(0.01)	0.11	0.06		(0.02)
Net realized and unrealized gain (loss) on investments	1.22	2.36	(0.27)	(0.16)		0.21
Total from investment operations	1.25	2.35	(0.16)	(0.10)		0.19

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.07)	—		—
From net realized gains on investments	(2.22)	—	—	(0.38)		—
Total distributions	(2.22)	(0.02)	(0.07)	(0.38)		—

Net asset value, end of year/period	$10.84	$11.81	$9.48	$9.71		$10.19

Total return (C)	11.05%	24.86%	(1.60)%	(0.84	)% (F)	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$6,275	$3,467	$4,095	$5,158		$6,464
Ratios to average net assets
Expenses, before waiver and reimbursement	2.17%	2.18%	2.10%	1.92%		1.99	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%		1.50	% (E)
Net investment income (loss), before waiver and reimbursement	(0.37)%	(0.73)%	0.53%	0.22%		(0.94	)% (E)
Net investment income (loss), net waiver and reimbursement	0.30%	(0.06)%	1.13%	0.66%		(0.45	)% (E)
Portfolio turnover rate	836%	734%	790%	806%		384	% (D)

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$11.62	$9.38	$9.60		$10.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	(0.08)	0.03		(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	1.18	2.32	(0.25)		(0.17)	0.22
Total from investment operations	1.13	2.24	(0.22)		(0.18)	0.16

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.00	) (G)	—	—
From net realized gains on investments	(2.22)	—	—		(0.38)	—
Total distributions	(2.22)	—	—		(0.38)	—

Net asset value, end of year/period	$10.53	$11.62	$9.38		$9.60	$10.16

Total return (C)	10.11%	23.88%	(2.24)%		(1.65)%	1.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$6,167	$4,244	$4,721		$5,648	$5,567
Ratios to average net assets
Expenses, before waiver and reimbursement	2.92%	2.93%	2.85%		2.67%	2.74	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%		2.25%	2.25	% (E)
Net investment loss, before waiver and reimbursement	(1.13)%	(1.48)%	(0.24)%		(0.51)%	(1.71	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.46)%	(0.80)%	0.37%		(0.08)%	(1.22	)% (E)
Portfolio turnover rate	836%	734%	790%		806%	384	% (D)

(A)	The Catalyst Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Represents an amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$11.86	$9.52	$9.75	$10.22	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	0.02	0.12	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	1.21	2.37	(0.25)	(0.15)	0.23
Total from investment operations	1.27	2.39	(0.13)	(0.09)	0.22

LESS DISTRIBUTIONS:
From net investment income	—	(0.05)	(0.10)	—	—
From net realized gains on investments	(2.22)	—	—	(0.38)	—
Total distributions	(2.22)	(0.05)	(0.10)	(0.38)	—

Net asset value, end of year/period	$10.91	$11.86	$9.52	$9.75	$10.22

Total return (C)	11.19%	25.19%	(1.27)%	(0.74)%	2.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$7,873	$1,242	$1,817	$2,869	$11,042
Ratios to average net assets
Expenses, before waiver and reimbursement	1.92%	1.93%	1.85%	1.67%	1.74	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement	(0.10)%	(0.49)%	0.68%	0.17%	(0.68	)% (E)
Net investment income (loss), net waiver and reimbursement	0.57%	0.19%	1.27%	0.57%	(0.19	)% (E)
Portfolio turnover rate	836%	734%	790%	806%	384	% (D)

(A)	The Catalyst Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of year	$10.12	$12.98	$15.76		$15.10	$13.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12	0.10	0.13		0.12	0.11
Net realized and unrealized gain (loss) on investments	0.79	1.67	(1.67)		1.30	2.09
Total from investment operations	0.91	1.77	(1.54)		1.42	2.20

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.19)	(0.13)		(0.12)	(0.11)
From net realized gains on investments	(1.22)	(4.44)	(1.11)		(0.64)	(0.74)
Total distributions	(1.32)	(4.63)	(1.24)		(0.76)	(0.85)

Net asset value, end of year	$9.71	$10.12	$12.98		$15.76	$15.10

Total return (C)	8.84%	17.11%	(9.38)%		9.44%	16.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,032	$5,658	$9,089		$17,012	$16,182

Expenses, before waiver and reimbursement	2.50%	2.24%	1.73%		1.66%	1.69%
Expenses, net waiver and reimbursement	1.35%	1.35%	1.43%		1.55%	1.55%
Net investment income, before waiver and reimbursement	0.00%	0.03%	0.65%		0.67%	0.61%
Net investment income, net waiver and reimbursement	1.15%	0.92%	0.94%		0.78%	0.75%
Portfolio turnover rate	16%	48%	45%		32%	25%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of year	$9.88	$12.80	$15.54		$14.91	$13.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.02	0.03		0.01	0.00	(B)
Net realized and unrealized gain (loss) on investments	0.78	1.65	(1.66)		1.28	2.06
Total from investment operations	0.82	1.67	(1.63)		1.29	2.06

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.15)	(0.00	) (B)	(0.02)	(0.00	) (B)
From net realized gains on investments	(1.22)	(4.44)	(1.11)		(0.64)	(0.74)
Total distributions	(1.26)	(4.59)	(1.11)		(0.66)	(0.74)

Net asset value, end of year	$9.44	$9.88	$12.80		$15.54	$14.91

Total return (C)	8.04%	16.33%	(10.11)%		8.68%	15.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$191	$294	$424		$561	$540
Ratios to average net assets
Expenses, before waiver and reimbursement	3.25%	2.99%	2.48%		2.41%	2.44%
Expenses, net waiver and reimbursement	2.10%	2.10%	2.18%		2.30%	2.30%
Net investment loss, before waiver and reimbursement	(0.75)%	(0.72)%	(0.10)%		(0.08)%	(0.13)%
Net investment income, net waiver and reimbursement	0.40%	0.15%	0.20%		0.03%	0.01%
Portfolio turnover rate	16%	48%	45%		32%	25%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$10.17	$12.98	$15.76	$15.10	$13.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15	0.14	0.17	0.17	0.14
Net realized and unrealized gain (loss) on investments	0.80	1.70	(1.68)	1.29	2.09
Total from investment operations	0.95	1.84	(1.51)	1.46	2.23

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.21)	(0.16)	(0.16)	(0.14)
From net realized gains on investments	(1.22)	(4.44)	(1.11)	(0.64)	(0.74)
Total distributions	(1.35)	(4.65)	(1.27)	(0.80)	(0.88)

Net asset value, end of year	$9.77	$10.17	$12.98	$15.76	$15.10

Total return (B)	9.18%	17.71%	(9.14)%	9.71%	16.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,393	$1,903	$8,681	$3,869	$3,058
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%	1.99%	1.48%	1.41%	1.44%
Expenses, net waiver and reimbursement	1.10%	1.10%	1.18%	1.30%	1.30%
Net investment income, before waiver and reimbursement	0.27%	0.56%	0.92%	0.94%	0.85%
Net investment income, net waiver and reimbursement	1.42%	1.14%	1.26%	1.05%	0.98%
Portfolio turnover rate	16%	48%	45%	32%	25%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$14.87	$13.01	$14.28	$14.50	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.14	0.14	0.14	0.18
Net realized and unrealized gain (loss) on investments	2.41	1.91	(0.30)	0.57	2.73
Total from investment operations	2.51	2.05	(0.16)	0.71	2.91

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.08)	(0.13)	(0.08)
From net realized gains on investments	(0.22)	—	(1.03)	(0.80)	(0.45)
Total distributions	(0.46)	(0.19)	(1.11)	(0.93)	(0.53)

Net asset value, end of year	$16.92	$14.87	$13.01	$14.28	$14.50

Total return (B)	17.00%	15.83%	(1.04)%	4.74%	24.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$39,835	$45,595	$55,827	$94,156	$76,417
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.75%	1.72%	1.74%	1.73%	1.77%
Expenses, net waiver and reimbursement (C)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income, before waiver and reimbursement (C,D)	0.38%	0.75%	0.82%	0.76%	1.05%
Net investment income, net waiver and reimbursement (C,D)	0.63%	0.97%	1.06%	0.98%	1.32%
Portfolio turnover rate	146%	95%	91%	194%	165%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$14.62	$12.78	$14.08	$14.33	$12.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	0.03	0.04	0.04	0.08
Net realized and unrealized gain (loss) on investments	2.36	1.88	(0.30)	0.54	2.72
Total from investment operations	2.34	1.91	(0.26)	0.58	2.80

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.07)	(0.01)	(0.03)	(0.06)
From net realized gains on investments	(0.22)	—	(1.03)	(0.80)	(0.45)
Total distributions	(0.32)	(0.07)	(1.04)	(0.83)	(0.51)

Net asset value, end of year	$16.64	$14.62	$12.78	$14.08	$14.33

Total return (B)	16.11%	14.99%	(1.82)%	3.93%	23.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$25,769	$27,280	$33,653	$40,645	$24,157
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.50%	2.47%	2.49%	2.48%	2.52%
Expenses, net waiver and reimbursement (C)	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.36)%	(0.01)%	0.10%	0.02%	0.33%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.11)%	0.21%	0.34%	0.24%	0.59%
Portfolio turnover rate	146%	95%	91%	194%	165%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$14.87	$13.02	$14.30	$14.51	$14.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.14	0.18	0.18	0.19	0.01
Net realized and unrealized gain (loss) on investments	2.41	1.91	(0.31)	0.56	(0.07	) (F)
Total from investment operations	2.55	2.09	(0.13)	0.75	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.24)	(0.12)	(0.16)	—
From net realized gains on investments	(0.22)	—	(1.03)	(0.80)	—
Total distributions	(0.51)	(0.24)	(1.15)	(0.96)	—

Net asset value, end of year/period	$16.91	$14.87	$13.02	$14.30	$14.51

Total return (C)	17.28%	16.14%	(0.79)%	5.01%	(0.41	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$34,533	$22,176	$14,561	$27,230	$135
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.50%	1.47%	1.49%	1.48%	1.90	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.25%	1.25%	1.25%	1.20	% (E)
Net investment income, before waiver and reimbursement (G,H)	0.64%	1.00%	1.07%	1.04%	0.13	% (E)
Net investment income, net waiver and reimbursement (G,H)	0.89%	1.22%	1.31%	1.27%	0.83	% (E)
Portfolio turnover rate	146%	95%	91%	194%	165%

(A)	The Catalyst/Lyons Tactical Allocation Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$14.54	$12.44	$12.43	$13.56	$11.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.18	0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.13	2.13	(0.03)	(0.67)	2.69
Total from investment operations	1.22	2.31	0.15	(0.49)	2.84

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.14)	(0.14)	(0.13)	(0.12)
From net realized gains on investments	(0.19)	(0.07)	—	(0.51)	(0.20)
Total distributions	(0.43)	(0.21)	(0.14)	(0.64)	(0.32)

Net asset value, end of year	$15.33	$14.54	$12.44	$12.43	$13.56

Total return (B)	8.50%	18.73%	1.28%	(3.58)%	26.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,314	$22,381	$22,279	$23,973	$18,917
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.66%	1.65%	1.70%	1.64%	1.77%
Expenses, net waiver and reimbursement (C)	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.49%	1.24%	1.35%	1.34%	0.96%
Net investment income, net waiver and reimbursement (C,D)	0.60%	1.34%	1.50%	1.43%	1.18%
Portfolio turnover rate	30%	26%	26%	33%	50%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$14.37	$12.32	$12.30	$13.40	$10.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.10	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.11	2.07	(0.03)	(0.68)	2.68
Total from investment operations	1.10	2.17	0.06	(0.59)	2.73

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.05)	(0.04)	—	(0.06)
From net realized gains on investments	(0.19)	(0.07)	—	(0.51)	(0.20)
Total distributions	(0.36)	(0.12)	(0.04)	(0.51)	(0.26)

Net asset value, end of year	$15.11	$14.37	$12.32	$12.30	$13.40

Total return (B)	7.73%	17.69%	0.54%	(4.37)%	25.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,037	$11,524	$6,795	$6,962	$6,072
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.41%	2.40%	2.45%	2.39%	2.52%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.19)%	0.66%	0.62%	0.62%	0.20%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.08)%	0.76%	0.77%	0.71%	0.42%
Portfolio turnover rate	30%	26%	26%	33%	50%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$14.54	$12.45	$12.44	$13.56	$13.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.30	0.25	0.28	0.02
Net realized and unrealized gain (loss) on investments	1.09	2.03	(0.07)	(0.74)	0.06
Total from investment operations	1.27	2.33	0.18	(0.46)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.17)	(0.17)	(0.15)	—
From net realized gains on investments	(0.19)	(0.07)	—	(0.51)	—
Total distributions	(0.49)	(0.24)	(0.17)	(0.66)	—

Net asset value, end of year/period	$15.32	$14.54	$12.45	$12.44	$13.56

Total return (C)	8.85%	18.91%	1.56%	(3.33)%	0.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$18,671	$7,034	$1,320	$455	$136
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.36%	1.35%	1.45%	1.39%	1.81	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	1.07%	2.10%	1.89%	2.04%	1.40	% (E)
Net investment income, net waiver and reimbursement (F)(G)	1.18%	2.20%	2.06%	2.18%	1.96	% (E)
Portfolio turnover rate	30%	26%	26%	33%	50%

(A)	Catalyst/MAP Global Equity Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$6.28	$6.31	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.24	0.32	0.08
Net realized and unrealized gain (loss) on investments	(0.38)	0.38	(3.30)	0.09	(F)
Total from investment operations	(0.16)	0.62	(2.98)	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.29)	(0.29)	(0.09)
From return of capital	(0.60)	(0.36)	(0.35)	(0.15)
Total distributions	(0.64)	(0.65)	(0.64)	(0.24)

Net asset value, end of year/period	$5.48	$6.28	$6.31	$9.93

Total return (C)	(2.11)%	9.38%	(29.05)%	1.58	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$50,624	$50,307	$22,775	$7,906
Ratios to average net assets
Expenses, before waiver and reimbursement	1.76%	1.76%	2.03%	3.41	% (E)
Expenses, net waiver and reimbursement	1.65%	1.65%	1.65%	1.65	% (E)
Net investment income (loss), before waiver and reimbursement	3.80%	3.33%	5.00%	(0.30	)% (E)
Net investment income, net waiver and reimbursement	3.91%	3.44%	5.40%	1.46	% (E)
Portfolio turnover rate	49%	32%	96%	11	% (D)

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$6.28	$6.32	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.18	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.38)	0.38	(3.27)	0.10	(F)
Total from investment operations	(0.20)	0.56	(3.01)	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.26)	(0.26)	(0.06)
From return of capital	(0.56)	(0.34)	(0.34)	(0.15)
Total distributions	(0.60)	(0.60)	(0.60)	(0.21)

Net asset value, end of year/period	$5.48	$6.28	$6.32	$9.93

Total return (C)	(2.79)%	8.47%	(29.44)%	1.35	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$30,078	$18,160	$6,204	$1,278
Ratios to average net assets
Expenses, before waiver and reimbursement	2.51%	2.51%	2.78%	4.16	% (E)
Expenses, net waiver and reimbursement	2.40%	2.40%	2.40%	2.40	% (E)
Net investment income (loss), before waiver and reimbursement	3.12%	2.49%	4.24%	(1.03	)% (E)
Net investment income, net waiver and reimbursement	3.23%	2.60%	4.62%	0.73	% (E)
Portfolio turnover rate	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$6.29	$6.32	$9.94	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.24	0.25	0.32	0.09
Net realized and unrealized gain (loss) on investments	(0.38)	0.38	(3.28)	0.09	(F)
Total from investment operations	(0.14)	0.63	(2.96)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.29)	(0.30)	(0.09)
From return of capital	(0.61)	(0.37)	(0.36)	(0.15)
Total distributions	(0.65)	(0.66)	(0.66)	(0.24)

Net asset value, end of year/period	$5.50	$6.29	$6.32	$9.94

Total return (C)	(1.69)%	9.61%	(28.86)%	1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$107,804	$71,237	$22,187	$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%	1.51%	1.78%	3.16	% (E)
Expenses, net waiver and reimbursement	1.40%	1.40%	1.40%	1.40	% (E)
Net investment income (loss), before waiver and reimbursement	4.07%	3.44%	5.08%	(0.03	)% (E)
Net investment income, net waiver and reimbursement	4.18%	3.55%	5.46%	1.73	% (E)
Portfolio turnover rate	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2018	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following nine series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying (“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst IPOx Allocation (“IPOx Allocation”)		Capital appreciation
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst Buyback Strategy (“Buyback Strategy”)		Long-term capital appreciation
Catalyst/Groesbeck Growth of Income (“Growth of Income”)	Groesbeck Investment Management Corp. (“GIM”)	Current income that increases over time, and as a secondary objective, capital appreciation.
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Total return from long-term capital appreciation and current income while attempting to minimize downside risk from significant market drawdowns
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst MLP & Infrastructure (“MLP & Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation

The Funds are non-diversified except Insider Buying, Buyback Strategy, Growth of Income Fund and Global Equity, which are diversified.

As of June 30, 2018, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” and ASU 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Trust’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$19,027,119	$—	$—	$19,027,119
Short-Term Investments	147,512	—	—	147,512
Total Assets	$19,174,631	$—	$—	$19,174,631

Insider Buying
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$58,359,383	$—	$—	$58,359,383
Short-Term Investments	583,540	—	—	583,540
Total Assets	$58,942,923	$—	$—	$58,942,923

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

IPOx Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$1,982,627	$—	$—	$1,982,627
Short-Term Investments	156,587	—	—	156,587
Total Assets	$2,139,214	$—	$—	$2,139,214

Dynamic Alpha
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$378,377,203	$—	$—	$378,377,203
Short-Term Investments	9,868,261	—	—	9,868,261
Total Assets	$388,245,464	$—	$—	$388,245,464

Buyback Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$19,987,995	$—	$—	$19,987,995
Short-Term Investments	1,216,332	—	—	1,216,332
Total Assets	$21,204,327	$—	$—	$21,204,327

Growth of Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$5,728,868	$—	$—	$5,728,868
Total Assets	$5,728,868	$—	$—	$5,728,868

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$73,938,283	$—	$—	$73,938,283
U.S. Government Securities	—	23,060,625	—	23,060,625
Short-Term Investments	2,051,496	—	—	2,051,496
Total Assets	$75,989,779	$23,060,625	$—	$99,050,404

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Global Equity
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$37,395,690	$—	$—	$37,395,690
Mutual Fund	1,209,145	—	—	1,209,145
Short-Term Investments	2,378,497	—	—	2,378,497
Total Assets	$40,983,332	$—	$—	$40,983,332
Liabilities(a,b)
Call Options Written	$176,940	$81,562	$—	$258,502
Total Liabilities	$176,940	$81,562	$—	$258,502

MLP & Infrastructure
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$188,829,464	$—	$—	$188,829,464
Short-Term Investments	137,788	—	—	137,788
Total Assets	$188,967,252	$—	$—	$188,967,252

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the year. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

b)        Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds agent in acquiring the options).

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2018, were as follows:

			Location of derivatives on Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
Global Equity
	Call Options written	Equity	Options written	$258,502

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2018, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Equity
	Options written	Equity	Net realized gain on options written	$22,498
	Options written	Equity	Net change in unrealized depreciation on options written	(107,473)
			Totals	$(84,975)

The contracts outstanding as of June 30, 2018 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

c)        Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d)        Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2018, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2015-2017 for the Funds) or expected to be taken in 2018 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)        Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        The MLP & Infrastructure Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

g)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)        Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

i)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Insider Buying	Annually	Annually
IPOx Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Growth of Income	Quarterly	Annually
Tactical Allocation	Annually	Annually
Global Equity	Annually	Annually
MLP & Infrastructure	Monthly	Annually

j)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)        Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were no CDSC fees paid by the shareholders of Small Cap Insider, Insider Buying, IPOx Allocation, Dynamic Alpha, Buyback Strategy, Growth of Income, Tactical Allocation, Global Equity and MLP & Infrastructure.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

m)        Security Loans – The Small-Cap Insider and the Buyback Strategy have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent. As of June 30, 2018 the Funds did not have securities on loan.

(2) INVESTMENT TRANSACTIONS

For the year ended June 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Small-Cap Insider	$32,785,213	$35,840,076
Insider Buying	91,622,185	110,887,369
IPOx Allocation	2,464,566	1,864,968
Dynamic Alpha	357,841,008	293,275,597
Buyback Strategy	112,381,996	102,063,839
Growth of Income	1,087,052	3,429,393
Tactical Allocation	132,484,402	142,096,794
Global Equity	11,110,459	12,312,833
MLP & Infrastructure	135,330,530	77,255,226

(3) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

For the year ended June 30, 2018, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

						Management
						Fees Waived/	Recapture Expires
	Management	Expense Limitation				Expenses	No Later Than June 30,
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed	2019	2020	2021
Small-Cap Insider	1.25%	1.75%	2.50%	1.50%	10/31/2018	$82,177	$81,912	$89,693	$82,177
Insider Buying	1.00%	1.50%	2.25%	1.25%	10/31/2018	47,148	—	—	47,148
IPOx Allocation	1.50%	1.99%	2.74%	1.74%	10/31/2018	70,332	52,153	55,830	70,332
Dynamic Alpha	1.00%	1.35%	2.10%	1.10%	10/31/2018	309,787	245,721	177,113	309,787
Buyback Strategy	1.00%	1.50%	2.25%	1.25%	10/31/2018	81,377	70,812	68,815	81,377
Growth of Income	1.00%	1.35%	2.10%	1.10%	10/31/2018	82,728	57,470	75,616	82,728
Tactical Allocation	1.25%	1.50%	2.25%	1.25%	10/31/2018	234,191	309,686	222,067	234,191
Global Equity	1.00%	1.55%	2.30%	1.25%	10/31/2018	53,577	43,565	36,543	53,577
MLP & Infrastructure	1.25%	1.65%	2.40%	1.40%	10/31/2018	177,202	86,597	115,260	177,202

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2018 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officers fees payable” and the amounts accrued for the period are shown in the Statements of Operations under “Management Services fees” and “Compliance officer fees.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2018, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Small-Cap Insider	$24,512	$37,167
Insider Buying	77,944	154,294
IPOx Allocation	1,418	1,099
Dynamic Alpha	356,225	523,693
Buyback Strategy	10,879	48,344
Growth of Income	12,101	2,913
Tactical Allocation	113,339	255,977
Global Equity	34,460	112,514
MLP & Infrastructure	114,400	221,154

(4) AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciaion
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Small-Cap Insider	18,035,616	1,648,381	(509,366)	1,139,015
Insider Buying	51,769,769	8,298,354	(1,125,200)	7,173,154
IPOx Allocation	2,035,050	186,115	(81,951)	104,164
Dynamic Alpha	331,740,055	59,149,777	(2,644,368)	56,505,409
Buyback Strategy	21,313,505	311,985	(421,163)	(109,178)
Growth of Income	4,643,909	1,285,926	(200,967)	1,084,959
Tactical Allocation	83,296,973	15,879,892	(126,461)	15,753,431
Global Equity	35,773,456	7,197,301	(2,245,927)	4,951,374
MLP & Infrastructure	186,216,417	16,772,152	(14,021,317)	2,750,835

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2018 and June 30, 2017 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$8,451	$—	$9	$8,460
Catalyst Insider Buying Fund	—	—	—	—
Catalyst IPOx Allocation Fund	17,573	11,409	—	28,982
Catalyst Dynamic Alpha Fund	28,611	8,146,316	—	8,174,927
Catalyst Buyback Strategy Fund	1,690,169	—	—	1,690,169
Catalyst/Groesbeck Growth of Income Fund	414,345	468,555	—	882,900
Catalyst/Lyons Tactical Allocation Fund	1,074,725	1,127,361	—	2,202,086
Catalyst/MAP Global Equity Fund	1,104,434	34,083	—	1,138,517
Catalyst MLP & Infrastructure Fund	984,645	—	17,495,364	18,480,009

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$137,459	$—	$155	$137,614
Catalyst Insider Buying Fund	—	—	—	—
Catalyst IPOx Allocation Fund	1,088	3,770	—	4,858
Catalyst Dynamic Alpha Fund	—	—	—	—
Catalyst Buyback Strategy Fund	19,545	—	—	19,545
Catalyst/Groesbeck Growth of Income Fund	129,324	2,299,458	—	2,428,782
Catalyst/Lyons Tactical Allocation Fund	1,158,557	—	—	1,158,557
Catalyst/MAP Global Equity Fund	315,987	174,020	—	490,007
Catalyst MLP & Infrastructure Fund	3,058,401	—	6,927,348	9,985,749

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Small-Cap Insider Buying	$—	$—	$—	$(29,855,933)	$—	$1,139,015	$(28,716,918)
Insider Buying	—	—	(339,934)	(19,159,366)	—	7,173,154	(12,326,146)
IPOx Allocation	35,484	194,660	—	—	—	104,164	334,308
Dynamic Alpha	1,934,359	27,169,067	—	—	—	56,505,409	85,608,835
Buyback Strategy	478,309	—	—	—	—	(109,178)	369,131
Growth of Income	5,767	158,415	—	—	—	1,084,959	1,249,141
Lyons Tactical Allocation	173,216	557,368	—	—	—	15,753,431	16,484,015
MAP Global Equity	29,191	3,500,016	—	—	—	4,948,229	8,477,436
MLP & Infrastructure	—	—	(6,155,431)	(3,437,104)	—	2,751,001	(6,841,534)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from corporations, and passive foreign investment companies, and adjustments for real estate investment trusts, partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Small-Cap Insider Buying	$—
Insider Buying	339,934
IPOx Allocation	—
Dynamic Alpha	—
Buyback Strategy	—
Growth of Income	—
Lyons Tactical Allocation	—
MAP Global Equity	—
MLP & Infrastructure	3,883

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Small-Cap Insider Buying	$—
Insider Buying	—
IPOx Allocation	—
Dynamic Alpha	—
Buyback Strategy	—
Growth of Income	—
Lyons Tactical Allocation	—
MAP Global Equity	—
MLP & Infrastructure	6,151,548

At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Expiring	Non-Expiring	Non-Expiring
	6/30/2017	Short-Term	Long-Term	Total	CLCF Utilized
Small-Cap Insider Buying	$—	$24,793,645	$5,062,288	$29,855,933	$3,437,475
Insider Buying	—	19,159,366	—	19,159,366	9,791,280
IPOx Allocation	—	—	—	—	—
Dynamic Alpha	—	—	—	—	—
Buyback Strategy	—	—	—	—	—
Growth of Income	—	—	—	—	—
Lyons Tactical Allocation	—	—	—	—	1,918,845
MAP Global Equity	—	—	—	—	—
MLP & Infrastructure	—	3,437,104	—	3,437,104	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, the reclassification of fund distributions, and adjustments for passive foreign investment companies, real estate investment trusts, grantor trusts, partnerships, C-Corporations, resulted in reclassification for the following Funds for the year ended June 30, 2018 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Small-Cap Insider Buying	$(129,852)	$277,238	$(147,386)
Insider Buying	(251,448)	(17,874)	269,322
IPOx Allocation	—	15,833	(15,833)
Dynamic Alpha	—	321,504	(321,504)
Buyback Strategy	—	(3,794)	3,794
Growth of Income	—	(10,160)	10,160
Lyons Tactical Allocation	—	—	—
MAP Global Equity	—	(163,428)	163,428
MLP & Infrastructure	(40,462)	(1,757,486)	1,797,948

(6) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	IPOx	Buyback	Growth	MLP &
Owner	Buying	Allocation	Strategy	of Income	Infrastructure
LPL Financial, LLC *		27%	41%		31%
National Financial Services LLC	32%	31%
Matrix Trust Company				28%
Robert P. Groesbeck				35%

*	These owners are comprised of multiple investors and accounts.

(7) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2018

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Groesbeck Investment Management Corp. with respect to the Catalyst/Groesbeck Growth of Income

In connection with a meeting held on May 14-15 and May 25, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended(the “1940 Act”), discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (Catalyst”) and Groesbeck Investment Management (“Groesbeck”), with respect to the Catalyst/Groesbeck Growth of Income Groesbeck Fund (the “Groesbeck Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed Groesbeck’s responses to a series of questions regarding, among other things, the services to the Groesbeck Fund, comparative fee and expense information, and Groesbeck’s profitability from managing the Groesbeck Fund (“Groesbeck 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees considered their experience in working with Groesbeck and agreed the sub-advisor and its personnel were responsive and professional. They noted the continuity of advisory personnel and agreed it was a benefit to shareholders. The Trust CCO noted that an onsite compliance visit was scheduled for second quarter 2018 and that, to date, no compliance issues were noted with respect to the sub-advisor. The Trustees agreed that Groesbeck managed the Groesbeck Fund’s strategy with minimal risk and noted that its management team had worked to enhance the compliance program. The Trustees concluded that the sub-advisor had the capacity to continue to provide service to shareholders in line with their expectations.

Performance. The Trustees considered that although the Groesbeck Fund’s investment style was currently out of favor and underperformed the S&P 500 Index for the 1 year, 5 year and since inception period, the Groesbeck Fund had experienced positive absolute returns for each of the periods and outperformed the Morningstar category for the 1 year period. They agreed that, for a dividend yield strategy, the Groesbeck Fund was performing well noting that other dividend yield strategy funds had experienced similar relative underperformance and, as compared to those funds, the Groesbeck Fund performed reasonably well.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00%, and that 50% of the Groesbeck Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the maximum sub-advisory fee to the fees charged by Groesbeck to the other accounts it manages, and noted that the fee it received in connection with its relationship with the Groesbeck Fund was less than what it received from other clients. The Trustees discussed the allocation of fees between the advisor and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee was not unreasonable.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Profitability. The Trustees reviewed Groesbeck’s profitability analysis. They acknowledged that Groesbeck reported a net loss in connection with its relationship to the Groesbeck Fund over the last year. The Trustees agreed that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the sub-advisory services provided to the Groesbeck Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense, but that it was unlikely, based on the size of the Groesbeck Fund, that the sub-advisor was benefiting from any economies of scale.

Conclusion. Having requested and received such information from Groesbeck as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Groesbeck, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Groesbeck Fund.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 14-15, and May 25, 2018 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund (collectively the “MAP Funds”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds (“MAP 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed the MAP 15(c) Response, which provided an overview of the services provided by the sub-advisor, information regarding the firm’s personnel, and an update of material matters impacting its compliance and litigation record. The Trustees discussed MAP’s experienced personnel noting their long tenure with the sub-advisor. The Trustees noted that there were no compliance or litigation issues reported. They noted the sub-advisor had been subject to an SEC examination and considered their discussion with a representative of MAP regarding the results of the examination. The Trustees agreed that the sub-advisor had strong risk mitigation policies and procedures in place, and the Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of federal securities laws. After further discussion, the Trustees concluded that MAP had the potential to continue to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees noted that the MAP Funds performed well on an absolute basis, but that MAP Global Equity slightly underperformed its benchmark for the since inception period. With respect to MAP Global Equity, the Trustees considered that the outperformance of growth stocks versus value stocks contributed to the Fund’s underperformance during the last year. As to MAP GlobalBalanced, the Trustees considered that the sub-advisor’s adherence to its value discipline in managing the Fund contributed to the underperformance during the 1 year period. Based on all performance comparisons presented, the Trustees concluded that each MAP Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00% for each of MAPGlobal Balanced and MAP Global Equity, and that 50% of each MAP Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the average sub-advisory fee to the fees charged by MAP to the other accounts it manages, and noted that the fee

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it received in connection with its relationship with each MAP Fund was significantly less than what it received from other clients. The Trustees discussed the allocation offees between the advisor and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by MAP for each MAP Fund was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with each MAP Fund. They noted that the sub-advisor reported modest profits in terms of the actual dollar figure reflected in those percentages from its services to each MAP Fund. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with each MAP Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense but based on the current size of each MAP Fund, it was unlikely that the sub-advisor was benefitting from any economies of scale.

Conclusion. Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of MAP Global Equity and MAP Balanced and the shareholders of each MAP Fund.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisers, LLC (“Catalyst”) and SL Advisors, LLC (“SLA”) with respect to the Catalyst MLP & Infrastructure Fund (the “Fund”).

In connection with a regular meeting held on November 20, 2017, the Board of Trustees (the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst and SLA (the “Sub-Advisory Agreement”), with respect to the Fund.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by SLA.

Nature, Extent & Quality of Services. The Trustees reviewed the materials provided by the sub-advisor noting the expertise of the sub-advisor in maintaining compliance with Fund limitations on MLP investments. The Trustees noted that the advisor reported a strong working relationship with the sub-advisor. The Trustees agreed that they continue to be impressed with the sub-advisor management team. The Trustees noted the sub-advisor reported no material compliance issues. The Trustees concluded that the sub-advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by the sub-advisor were satisfactory.

Performance. The Trustees considered the Fund’s performance over the one year and since inception (December 22, 2014) periods for the Fund. The Trustees noted the Fund outperformed the peer group, Morningstar category and benchmark index over both periods. The Trustees considered the sub-advisor’s contributions to the Fund’s returns and noted that the advisor is satisfied with the performance of the sub-advisor. The Trustees concluded that the sub-advisor’s performance was acceptable and in line with expectations.

Fees and Expenses. The Trustees noted the sub-advisor receives a fee of 50% of the net advisory fee (maximum 0.625% annually) in connection with its relationship with the Fund. The Trustees reviewed the fees charged by the sub-advisor to other clients noting that the fee compares favorably to these fees. The Trustees discussed the overall fee structure noting they were gratified that the advisor was able to negotiate a favorable fee structure with the sub-advisor for shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-advisor and discussed whether the sub-advisor was excessively profitable in connection with its relationship with the Fund. The Trustees noted the sub-advisor estimated a net loss during the current fiscal year related to its services to the Fund. After further discussion, the Trustees concluded that excessive profitability was not a concern at this time.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the shareholders of the Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst Insider Buying Fund, , Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst Exceed Defined Risk Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst Floating Rate Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst/ Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, and Catalyst Millburn Hedge Strategy Fund (“Catalyst Renewal Funds”)

In connection with a regular meeting held on May 14-15, and May 25, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Catalyst Renewal Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and the procedures followed by Catalyst to supervise each Catalyst Renewal Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, recent staff additions, and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of the advisor reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Trustees agreed that the advisor’s focus on risk management and mitigation was beneficial to shareholders. The Trustees discussed the advisor’s compliance program, and the Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Trustees acknowledged their discussion of the status of certain regulatory examinations and litigation during the Meeting. The independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Systematic Alpha. The Trustees considered that the Fund underperformed its benchmark for the 1 year and since inception periods, but noted the advisor implemented a new strategy for the Fund in the 4th quarter 2017 and, therefore, longer term performance may not be particularly relevant. They noted that the Fund experienced a drawdown in line with its peers implementing similar strategies as the market experienced an abrupt drawdown with the largest VIX spike in history during the first quarter of 2018. Given the recent change in strategy, the Trustees agreed that the advisor should be allowed additional time managing the Fund’s current strategy.

Catalyst Insider Buying Fund. The Trustees considered the Fund outperformed the peer group and Morningstar category for the 1 year period and outperformed the peer group for the since inception period. They acknowledged the Fund’s strong absolute returns in each of these periods. The Trustees concluded the Fund’s performance was acceptable.

Catalyst Insider Long/Short Fund. The Trustees noted the Fund’s recent and longer term performance. The advisor responded to questions from the Board regarding the strategy noting that the insider component of the strategy limits the universe of investments. The Trustees noted the recent market volatility and that the Fund’s return was up for the trailing one month and had performed well versus its Morningstar category, ranking in the top quartile during the 1 month period. The Trustees noted the Fund’s somewhat disappointing long term performance, and encouraged the advisor to continue to evaluate the strategy and potential opportunities and alternatives for the Fund. The Trustees concluded that the Fund’s performance was acceptable and that they would continue to monitor the Fund’s performance.

Catalyst Macro Strategy Fund. The Trustees considered the Fund’s high volatility noting that in 2015 and 2017 the Fund experienced double digit outperformance, but in 2018 and for the most recent 1 year period experienced significant underperformance. They noted that the recent underperformance was attributable to the February 2018 VIX spike and related closure of an ETN held by the Fund. The Trustees considered that the Fund continued to be managed to a high target volatility and that the advisor had implemented some of the Fund’s strategies through total return swaps rather than options or swaps to better manage volatility, reduce trading friction and mitigate the impact of unusually sharp market movement. They noted this approach was intended to reduce risk related to the individual product. They considered the additional cost of this approach, but noted the advisor had thoughtfully considered that the added swap fee was mitigated by the elimination of costly trade execution fees and expenses. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Hedged Futures Strategy Fund. The Trustees noted that the Fund had recently performed as expected during the prior year and had good performance during a period of significant market volatility in February 2018. The Trustees considered that the Fund was up year to date as of April 30, 2018 and in the top 37% of its category. The Trustees acknowledged that the loss in February 2017 drove down performance for the 1 and 5 year periods, but noted that the Fund’s 10 year and since inception total return remained strong. The Trustees remarked that prior to 2013, the Fund was private. A representative of the advisor reported that the Fund recently won an award for the best since inception track record for an alternative fund. The Trustees concluded that the Fund’s performance was acceptable.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Catalyst Hedged Commodity Fund. The Trustees noted that the Fund had not yet received a Morningstar star rating. They considered the Fund’s strong absolute and relative performance, as compared to its peer group, Morningstar category, and the Bloomberg Commodity Index, for the 1 year and since inception periods. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted that despite the Fund’s underperformance for the 5 year, 10 year and since inception periods, the Fund’s 1 year performance was strong, outperforming the Russell 200 TR Index, peer group and Morningstar category. A representative of the advisor reported that as of April 30, the Fund was up for the year to date period while the S&P 500 Index was down for the same period. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees considered that although the Fund’s investment style is currently out of favor and underperforming its Index, the Fund had experienced strong absolute returns for each of the 1 year, 5 year, and since inception periods. They agreed that for a dividend yield strategy, the Fund was performing well.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that the MAP Funds performed well on both an absolute basis and relative to each Fund’s respective Morningstar category and peer group for the since inception periods. With respect to MAP Global Equity, the Trustees considered that the outperformance of growth stocks versus value stocks contributed to the Fund’s underperformance during the last year. As to MAP Global Balanced, the Trustees considered that in the current market cycle, the sub-advisor’s adherence to its value discipline in managing the Fund contributed to the underperformance during the 1 year period. Based on all performance comparisons presented, the Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted that although both SMH Funds were rated 1-star by Morningstar, Catalyst SMH High Income Fund outperformed its peer group, Morningstar category and index for the 1 year period, and SMH Total Return Income Fund outperformed the BAML U.S. Cash Pay High Yield Index for the 1 year period. They considered that the Funds were more volatile than their Morningstar category peers, which was consistent with the sub-advisor’s strategy, and held more concentrated portfolios than the category in general. The Trustees noted that the Funds were currently experiencing a period of outperformance and agreed that they were reasonably pleased with performance.

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund outperformed the S&P 500 TR Index for all time periods, and outperformed its peer group and Morningstar category for the five-year and since inception periods. The Trustees observed the Fund had a 4-star Morningstar ranking. The Trustees agreed that the advisor was managing the Fund well and that they were pleased with performance.

Catalyst/Exceed Defined Risk Fund. The Trustees noted the change of sub-advisor and revised strategy for the Fund in late 2017 and agreed that it was premature to evaluate the performance of the new strategy. The Trustees noted the Fund had experienced more than $12 million in asset growth during the prior year. They agreed that although relatively short in duration, the performance was consistent with their expectations for the Fund’s strategy. The Trustees determined to continue to monitor the Fund and performance over longer periods.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Catalyst/Lyons Tactical Allocation Fund. The Trustees noted the Fund’s strong absolute returns for the 1 year period, despite underperforming the S&P 500 Index. They further noted the Fund’s outperformance of its peer group across all time periods, and outperformance of the Morningstar category for the 5 year and since inception periods. A representative of the advisor noted that the Fund won awards from Lipper Analytical during each of the last 2 years as a top fund in the flexible category. The Trustees agreed that performance was acceptable.

Catalyst Buyback Strategy Fund. The Trustees noted the Fund was rated 5-star by Morningstar and had strong returns for the 1 year and since inception periods. They noted the Fund outperformed the peer group and Morningstar category for the 1 year and since inception periods, and slightly underperformed the S&P 500 Index for the 1 year period. The Trustees considered that the Fund was no longer sub-advised, but that the advisor had continued to implement the Fund’s strategy using the prior sub-advisor’s models. The Trustees agreed that the advisor had done a good job of continuing to manage the Fund with consistency in the implementation of strategy.

Catalyst Floating Rate Income Fund. The Trustees noted the Fund outperformed all benchmarks over the 1-year, 5-year and since-inception periods. They considered it was the number one rated fund in its Morningstar category in 2017, and as of April 30, 2018 was in the top 2%. They acknowledged that the Fund was consistently ranked among the top of its peers, and agreed that the Fund’s performance was in line with their expectations.

Catalyst/Stone Beach Income Opportunity Fund. The Trustees considered that the Fund more than doubled in size during the prior year and experienced improved performance. They noted that although performance remained modest on an absolute basis, the advisor was hopeful that rising interest rates would provide increased opportunities for the Fund to outperform. The Board concluded that the Fund’s performance was acceptable.

Catalyst Multi-Strategy Fund. The Trustees noted the Fund outperformed the SG CTA Index for the 1 year period, and despite underperforming the S&P500 TR Index across all periods and negative absolute returns year-to-date, the Fund outperformed its peers and Morningstar category during the 1 year, 10 year and since inception periods. They considered that the advisor engaged a new, portfolio manager as of January 1, 2018 and hired a new sub-advisor/trading advisor as of April 2018. They agreed that the year to date performance for the Fund was promising, but agreed that it was too soon to fully evaluate the impact of the new portfolio manager and trading advisor.

Catalyst MLP & Infrastructure Fund. The Trustees acknowledged that the Fund, and the comparable funds in its Morningstar category, were quite volatile. They considered the volatility was due to the Fund’s RIC status, as compared to the Ccorp status of most MLP funds. They noted the Fund had underperformed its peer group, Morningstar category and index on an absolute basis for the 1 year and since inception periods, but, despite negative returns, was in the top quartile for the year to date period and in the top 1% for the trailing 1 month. A representative of the advisor reported the Fund was up over 9% for the last month. The Trustees agreed that the Fund’s performance was acceptable.

Catalyst/IPOX Allocation Fund. The Trustees noted the Fund’s impressive absolute returns over the 1-year and since-inception periods, having outperformed the peer group and Morningstar category for the 1 year and since inception periods, and the S&P 500 Index for the 1 year period,

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

having provided returns in line with the Index since inception. The Trustees agreed that the Fund’s performance was in line with their expectations.

Catalyst/Millburn Hedge Strategy Fund. The Trustees noted that the Fund had been negatively impacted by the February 2018 VIX spike and that such impact was reflected in the Fund’s 1 year returns. They considered the Fund’s strong absolute returns in the 5 and 10 year periods, and outperformance of the S&P 500 TR Index for the since inception period. They noted that the Fund rebounded nicely after the February VIX spike and was up 10% since then. They discussed the Fund’s global equity and diversified managed futures portfolio, and agreed that the S&P 500 Index was a challenging benchmark for the strategy. The Trustees agreed that performance was acceptable.

Fees & Expenses. The Trustees reviewed the advisory fee for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group and Morningstar category. The Trustees considered that although the advisory fees were generally higher than average, only two of the Catalyst Renewal Funds had been paid the full advisory fee – Catalyst/Millburn Hedge Strategy Fund and Catalyst Hedged Futures Strategy Fund – with the advisor waiving all or a portion of the advisory fee for the remaining Catalyst Renewal Funds.

The Trustees discussed the allocation of advisory fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, and noting the significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor’s healthy profit margin. They considered that the advisor had allocated no expense for the portfolio manager to the Fund and agreed that if an allocation were made for the portfolio manager at a market rate, profit would be significantly less as a major component of any advisor’s expense is the compilation of a portfolio manager. The Trustees noted that although there was no stated amount for a portfolio manager salary, they believed the amount would be significant to replace him based on his considerable expertise and experience. In light of these considerations, the Trustees agreed that overall profitability was not excessive. With respect to the Catalyst Macro Strategy Fund, the Trustees noted that the Fund was managed entirely by the advisor with no expense to a sub-advisor. They considered that although the advisor realized a strong profit in terms of percentage of revenue, the amount was not significant in terms of actual dollars. Additionally, the Trustees considered that the Fund’s strategy provided shareholders the opportunity to access a sophisticated, hedge fund like strategy in a mutual fund format with an advisory fee lower than a typical hedge fund advisory fee. The Trustees agreed that overall profitability was not excessive.

The Trustees noted the advisor realized a profit in connection with each of Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Multi-Strategy Fund, Catalyst/Millburn Hedged Strategy Fund, Catalyst/MLP Infrastructure Fund and Catalyst Floating Rate Income Fund,

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June 30, 2018

but agreed that for each Fund the amount of profit was reasonable and in line with industry averages and expectations. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Systematic Alpha Fund, Catalyst Insider Income Fund, Catalyst Insider Long /Short Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Exceed Defined Risk Fund, Catalyst Buyback Strategies Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOx Allocation Fund.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that each Fund’s expense cap was benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced in assets. However, the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the Management Agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

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SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	53	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	40	Variable Insurance Trust since 2010

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/18) and held for the entire period through 06/30/18.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/18	Value 06/30/18	During Period *	Value 06/30/18	During Period *

Catalyst Small Cap Insider Buying Fund - Class A	1.75%	$1,000.00	$1,095.20	$9.09	$1,016.12	$8.75
Catalyst Small Cap Insider Buying Fund - Class C	2.50%	1,000.00	1,090.80	12.96	1,012.40	12.47
Catalyst Small Cap Insider Buying Fund - Class I	1.50%	1,000.00	1,096.60	7.80	1,017.36	7.50
Catalyst Insider Buying Fund - Class A	1.50%	1,000.00	1,100.40	7.81	1,017.36	7.50
Catalyst Insider Buying Fund - Class C	2.25%	1,000.00	1,096.60	11.70	1,013.64	11.23
Catalyst Insider Buying Fund - Class I	1.25%	1,000.00	1,101.90	6.51	1,018.60	6.26
Catalyst IPOx Allocation Fund - Class A	1.99%	1,000.00	1,087.60	10.30	1,014.93	9.94
Catalyst IPOx Allocation Fund - Class C	2.74%	1,000.00	1,083.30	14.15	1,011.21	13.66
Catalyst IPOx Allocation Fund - Class I	1.74%	1,000.00	1,088.60	9.01	1,016.17	8.70
Catalyst Dynamic Alpha Fund - Class A	1.35%	1,000.00	1,024.60	6.78	1,018.10	6.76
Catalyst Dynamic Alpha Fund - Class C	2.10%	1,000.00	1,020.60	10.52	1,014.38	10.49
Catalyst Dynamic Alpha Fund - Class I	1.10%	1,000.00	1,025.70	5.52	1,019.34	5.51
Catalyst Buyback Strategy Fund - Class A	1.50%	1,000.00	1,016.90	7.50	1,017.36	7.50
Catalyst Buyback Strategy Fund - Class C	2.25%	1,000.00	1,012.50	11.23	1,013.64	11.23
Catalyst Buyback Strategy Fund - Class I	1.25%	1,000.00	1,017.70	6.25	1,018.60	6.26
Catalyst/Groesbeck Growth of Income Fund - Class A	1.35%	1,000.00	980.80	6.63	1,018.10	6.76
Catalyst/Groesbeck Growth of Income Fund - Class C	2.10%	1,000.00	977.20	10.29	1,014.38	10.49
Catalyst/Groesbeck Growth of Income Fund - Class I	1.10%	1,000.00	982.20	5.41	1,019.34	5.51
Catalyst/Lyons Tactical Allocation Fund - Class A	1.50%	1,000.00	1,042.50	7.60	1,017.36	7.50
Catalyst/Lyons Tactical Allocation Fund - Class C	2.25%	1,000.00	1,038.70	11.37	1,013.64	11.23
Catalyst/Lyons Tactical Allocation Fund - Class I	1.25%	1,000.00	1,043.80	6.33	1,018.60	6.26
Catalyst/MAP Global Equity Fund - Class A	1.55%	1,000.00	1,037.20	7.83	1,017.11	7.75
Catalyst/MAP Global Equity Fund - Class C	2.30%	1,000.00	1,033.50	11.60	1,013.39	11.48
Catalyst/MAP Global Equity Fund - Class I	1.25%	1,000.00	1,038.60	6.32	1,018.60	6.26
Catalyst MLP & Infrastructure Fund - Class A	1.65%	1,000.00	1,004.60	8.20	1,016.61	8.25
Catalyst MLP & Infrastructure Fund - Class C	2.40%	1,000.00	1,001.20	11.91	1,012.89	11.98
Catalyst MLP & Infrastructure Fund - Class I	1.40%	1,000.00	1,007.60	6.97	1,017.85	7.00

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC- 0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Catalyst Small-Cap Insider Buying Fund	10,250	10,250
Catalyst Insider Buying Fund	10,250	10,250
Catalyst Dynamic Alpha Fund	10,250	11,750
Catalyst/Buyback Strategy Fund	10,250	10,250
Catalyst/Groesbeck Growth of Income Fund	10,250	10,250
Catalyst/Lyons Tactical Allocation Fund	10,250	10,250
Catalyst/MAP Global Equity Fund	12,250	12,250
Catalyst MLP & Infrastructure Fund	10,250	10,250
Catalyst IPOx Allocation Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst/Buyback Strategy Fund	2,000	2,000
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst MLP & Infrastructure Fund	2,000	2,000
Catalyst IPOx Allocation Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2018, and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2018 and 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 06, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 06, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 06, 2018